As filed with the Securities and Exchange Commission on April, 1999
                                                       Registration No. 33-78944

--------------------------------------------------------------------------------
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549

                                    -----------

                                      FORM N-1A

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [   ]

                              PRE-EFFECTIVE AMENDMENT NO.              [   ]

                           POST-EFFECTIVE AMENDMENT NO. 10             [ X ]

                                        and/or

                                REGISTRATION STATEMENT
                      UNDER THE INVESTMENT COMPANY ACT OF 1940         [ X ]

                                   Amendment No. 12

                                OCC ACCUMULATION TRUST
                  (Exact Name of Registrant as Specified in Charter)

                   ONE WORLD FINANCIAL CENTER, NEW YORK, NY  10281
                       (Address of Principal Executive Offices)

                                    (212) 374-1601
                           (Registrant's Telephone Number)


                                 Deborah Kaback, Esq.
                                 Oppenheimer Capital
                              One World Financial Center
                                 New York, NY  10281
                       (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to      [ X ]  on May 1, 1999 pursuant to
     paragraph (b)                                   paragraph (b)


[ ]  On October 15, 1997 pursuant to          [ ]  60 days after filing
     paragraph (a)(1)                              pursuant to paragraph (a)(1)


[ ]  75 days after filing pursuant to         [ ]  on May 1, 1999 pursuant to
     paragraph (a)(2)                              paragraph (a)(2) of Rule 485

CROSS REFERENCE SHEET

Form N-1A
  Item
Part A    Caption                         Prospectus
------    -------                         ----------
1.        (a) Front Cover Page            Front Cover Page
          (b) Back Cover Page             Back Cover Page

2.        Risk/Return Summary:            Risk/Return Summary
          Investments, Risks and          Principal Investment
          Performance                     Strategies and Related Risks

3.        Risk/Return Summary:  Fee       Risk/Return Summary
          Table

4.        Investment Objectives,          Principal Investment Strategies and
          Principal Investment            Related Risks
          Strategies, and Related Risks

5.        Management's Discussion         N/A
          of Fund Performance

6.        Management, Organization,       Fund Management; Distributions and
          and Capital Structure           Taxes

7.        Shareholder Information         Shareholder Information

8.        Distribution Arrangements       N/A

9.        Financial Highlights            Financial Highlights
          Information


Part B    Caption                         Statement of Additional Information
------    -------                         -----------------------------------
10.       Cover Page and Table of         Cover Page; Table of Contents
          Contents

11.       Fund History                    Additional Information--Description
                                          of the Fund

12.       Description of the Fund         Investment of the Fund's Assets;
          and Its Investments and Risks   Investment Restrictions

13.       Management of the Fund          Investment Management and Other
                                          Services

14.       Control Persons and             Trustees and Officers; Control
          Principal Holders of Securities Persons

15.       Investment Advisory and         Investment Management and Other
          Other Services                  Services

16.       Brokerage Allocation and        Investment Management and Other
          Other Purchases                 Services - Portfolio Transactions

17.       Capital Stock and Other         Determination of Net Asset Value;
          Securities                      Capital Stock; Additional
                                          Information-Possible Additional
                                          Series

18.       Purchase, Redemption and        Determination of Net Asset Value
          Pricing of Securities

19.       Taxation of the Fund            Dividends, Distributions and Taxes

20.       Underwriters                    Investment Management and Other
                                          Services

21.       Calculations of                 Performance Data
          Performance Data

22.       Financial Statements            Financial Statements

                             OCC ACCUMULATION TRUST
                             PROSPECTUS MAY 1, 1999

OCC ACCUMULATION TRUST is an open-end investment company with the following investment portfolios.

                                EQUITY PORTFOLIO

                                MID CAP PORTFOLIO

                               SMALL CAP PORTFOLIO

                             GLOBAL EQUITY PORTFOLIO

                                MANAGED PORTFOLIO

                               BALANCED PORTFOLIO

                        U.S. GOVERNMENT INCOME PORTFOLIO


     Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

     The Securities and Exchange Commission has not approved any Portfolio's shares as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Risk/Return Summary..........................................................2

Principal Investment Strategies..............................................8

Risks.......................................................................13

Investment Policies.........................................................15

Fund Management.............................................................16

Share Price.................................................................19

Distributions and Taxes.....................................................19

Year 2000 Issues............................................................19

Financial Highlights........................................................20

                                    RISK/RETURN SUMMARY


INVESTMENT GOALS  Equity Portfolio............................Long term capital appreciation

                  Mid Cap Portfolio...........................Long term capital appreciation

                  Small Cap Portfolio.........................Capital appreciation

                  Global Equity Portfolio.....................Long term capital appreciation

                  Managed Portfolio...........................Growth of capital over time

                  Balanced Portfolio..........................Growth of capital and investment income

                  U.S. Gov't Income Portfolio.................High current income and protection of capital

PRINCIPAL INVESTMENT
STRATEGIES              -    The Equity Portfolio invests primarily in equity
                             securities listed on the New York Stock Exchange.

                        - The Mid Cap Portfolio invests primarily in equity securities of companies with market capitalizations between $500 million and $5 billion.

                        - The Small Cap Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion.

                        - The Global Equity Portfolio invests primarily in equity securities on a worldwide basis and may invest up to a lesser extent in U.S. or foreign fixed income securities.

                        - The Managed Portfolio invests in common stocks, bonds and cash equivalents, based on the Adviser's judgment.

                        - The Balanced Portfolio invests in common stocks, preferred stocks, securities convertible into common stock and debt securities.

                        - The U.S. Government Income Portfolio invests solely in debt obligations including mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

VALUE INVESTING         OpCap Advisors, the Portfolios' investment adviser,
                        applies the principles of value investing to select securities for each Portfolio but they are implemented by the portfolio managers differently depending on the portfolio's category and the stock picking of the individual portfolio managers.


                        When selecting equity securities, OpCap Advisors believes there are two major components of value.

                        - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow--cash that remains after a company spends what is needed to sustain its industrial position--as a primary determinant of a company's potential to add economic value:

                        -    Price - OpCap Advisors looks for market
                             undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                        OpCap Advisors uses fundamental company analysis to select securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                        -    Company financial statements
                        -    Market share analysis
                        -    Unit volume growth
                        -    Barriers to entry
                        -    Pricing policies
                        -    Management record

                        In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks to take advantage of maturities and individual issues that are inexpensive and have the potential to provide superior returns. In evaluating high yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

PRINCIPAL RISKS         You could lose money on your investment in the Equity
                        Portfolio, Mid Cap Portfolio, Small Cap Portfolio,
                        Global Equity Portfolio, Managed Portfolio or the
                        Balanced Portfolio or these Portfolios could underperform other investments if any of the following happens:

                        -    The stock market goes down.
                        - Value stocks fall out of favor with the stock market.
                        - The market undervalues the stocks held by the Portfolios for longer than expected.
                        - The stocks purchased by the Portfolios turn out not to be undervalued
                        - Small cap, mid cap or foreign securities which generally are more volatile than large cap securities or than U.S. securities decline in volume more steeply or become less liquid than expected.




                        You could lose money on your investment in the U.S. Government Income Portfolio or the Managed, Balanced or the Global Equity Portfolios (to the extent that the Managed, Balanced or the Global Equity Portfolios hold fixed income securities) or those Portfolios could underperform other investments if any of the following happens:

                        -    Interest rates rise and the bond market goes down.
                        - Issuers of debt instruments cannot meet their obligations.
                        -    Bond issuers' call bonds selling at a premium to
                             their call price before the maturity date.
                        -    Loans securing mortgage-backed obligations prepay
                             principal more rapidly than expected. The
                             Portfolios then would have to reinvest these prepayments at lower rates.

                        The U.S. Government Income Portfolio principally buys fixed income securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities so credit risk should be low.

BAR CHART AND
PERFORMANCE TABLE       The bar charts provide some indication of the risks
                        of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year for the life of each Portfolio and the highest and lowest quarterly return during the life of each Portfolio. Performance is not shown on a bar chart for the Mid Cap Portfolio because it commenced operations on February 9, 1998 and does not have a full calendar year of performance.


                        The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance is not the performance at the separate account level and does not reflect charges and deductions which are imposed under the variable contracts.

[GRAPH]

                                EQUITY PORTFOLIO


  1989   1990*    1991    1992   1993   1994    1995     1996    1997    1998
22.67% (2.22)%  31.22%  17.90%  7.85%   3.81%   38.85%  23.36%  26.63%  11.86%


During the period from the inception of the Equity Portfolio through December 31, 1998, the highest quarterly return was 14.17% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.32)% (for the quarter ended September 30, 1990).


[GRAPH]

                               SMALL CAP PORTFOLIO


 1989     1990      1991     1992     1993     1994      1995     1996     1997     1998
18.35%   (9.76)%   48.12%   21.49%   19.51%   (1.01)%   15.23%   18.72%   22.24%   (9.03)%


During the period from the inception of the Small Cap Portfolio through December 31, 1998, the highest quarterly return was 19.20% (for the quarter ended March 31, 1991) and the lowest quarterly return was (17.26)% (for the quarter ended September 30, 1998).

[GRAPH]

                                 GLOBAL EQUITY


                      1996            1997            1998
                      15.02%         14.02%          13.29%


During the period from the inception of the Global Equity Portfolio through December 31, 1998, the highest quarterly return was 14.89% (for the quarter ended December 31, 1998) and the lowest quarterly return was (15.04)% (for the quarter ended September 30, 1998).



[GRAPH]

                               MANAGED PORTFOLIO


  1989   1990     1991    1992   1993   1994    1995     1996    1997    1998
32.55% (3.63)%  45.98%  18.65%  10.39%  2.61%  45.55%   22.77%  22.29%  7.12%


During the period from the inception of the Managed Portfolio through December 31, 1998, the highest quarterly return was 20.80% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.37)% (for the quarter ended September 30, 1998).

[GRAPH]

                        U.S. GOVERNMENT INCOME PORTFOLIO

             1996             1997             1998
             3.02%            7.04%            8.15%


During the period from the inception of the U.S. Government Income Portfolio through December 31, 1998, the highest quarterly return was 4.68% (for the quarter ended September 30, 1998) and the lowest quarterly return was (.80)% (for the quarter ended March 31, 1996).


      *On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Equity, Small Cap and Managed Portfolios immediately after the transaction were $86,789,755, $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Equity, Small Cap and Managed Portfolios, $3,764,598, $8,129,274 and $51,345,102, respectively, with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on
August 1, 1988.


The table shows how the average annual returns for one year, five years and for the life of the Equity and Managed Portfolios compare to that of the Standard & Poor's composite Index of 500 Stocks, how the aggregate return for the life of the Mid Cap Portfolio compares to those of the Wilshire 750 Mid Cap Index, how the average annual returns for the Small Cap Portfolio compare to the Russell 2000, how the average annual returns for the Global Equity Portfolio compare to the MSCI World Index and how the returns for the U.S. Government Income Portfolio compare to the Lehman Intermediate Government Bond Index. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance. The Balanced Portfolio is a new portfolio and does not have a track record yet.

----------------------------------------------------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED
DECEMBER 31, 1998

---------------------------------------------- ----------------------- ----------------------- -----------------------
                                                     PAST YEAR              PAST 5 YEARS          SINCE INCEPTION
---------------------------------------------- ----------------------- ----------------------- -----------------------
Equity Portfolio                                        11.86%                  20.28%                  17.00%
----------------------------------------------- ----------------------- ----------------------- -----------------------
Managed Portfolio                                        7.12%                  19.15%                  18.99%
---------------------------------------------- ----------------------- ----------------------- -----------------------
S&P 500 Index                                           28.58%                  24.05%                  18.79%
---------------------------------------------- ----------------------- ----------------------- -----------------------
Small Cap Portfolio                                     (9.03)%                  8.53%                  12.85%
---------------------------------------------- ----------------------- ----------------------- -----------------------
Russell 2000                                            (2.55)%                 11.86%                  12.30%
---------------------------------------------- ----------------------- ----------------------- -----------------------
Mid Cap Portfolio                                      N/A                     N/A                      (1.62)%
---------------------------------------------- ----------------------- ----------------------- -----------------------
Wilshire 750 Mid Cap Index                             N/A                     N/A                       1.28%
---------------------------------------------- ----------------------- ----------------------- -----------------------
Global Equity Portfolio                                 13.29%                 N/A                      15.96%
---------------------------------------------- ----------------------- ----------------------- -----------------------


                                       7


---------------------------------------------- ----------------------- ----------------------- -----------------------
MSCI World Index                                        24.34%                 N/A                      19.37%
---------------------------------------------- ----------------------- ----------------------- -----------------------
U.S. Government Income Portfolio                         8.15%                 N/A                       7.78%
---------------------------------------------- ----------------------- ----------------------- -----------------------
Lehman Intermediate Government Bond Index                8.49%                 N/A                       8.60%
---------------------------------------------- ----------------------- ----------------------- -----------------------
----------------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT INCOME PORTFOLIO YIELD FOR THE 30-DAY PERIOD ENDED DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------------------
                                                         4.58%
----------------------------------------------------------------------------------------------------------------------




                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q    What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q    What is the Portfolio's investment program?

A The Equity Portfolio invests primarily in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. When we use the term "equity securities," we mean common and preferred stocks, convertible debt, warrants and equity options. Under normal conditions, the Equity Portfolio will invest at least 65% of its total assets in equity securities listed on the New York Stock Exchange. The Equity Portfolio also may purchase securities listed on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

Q    How does OpCap Advisors select securities for the Portfolio?

A OpCap Advisors uses fundamental company analysis to select companies that it believes are undervalued by the marketplace and have one or more of the following characteristics:

         - substantial and growing discretionary cash flow
         - strong shareholder value-oriented management
         - valuable consumer or commercial franchises
         - high returns on capital
         - favorable price to intrinsic value relationship


Q    What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.

MID CAP PORTFOLIO

Q    What is the Portfolio's investment objective?

A    Long term capital appreciation.

Q    What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations between $500 million and $5 billion at the time of purchase which OpCap Advisors believes are undervalued. When we use the term "equity securities," we mean common and preferred stocks, convertible debt, warrants and equity options. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q    How does OpCap Advisors select stocks for the Portfolio?

A OpCap Advisors uses fundamental company analysis to find companies that it believes have one or more of the following:

       -  substantial and growing discretionary cash flow
       -  strong shareholder value-oriented management
       -  valuable consumer or commercial franchises
       -  high returns on capital
       -  favorable price to intrinsic value relationship.


Q    What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Mid cap companies generally are studied by fewer analysts than are large cap companies. Institutional investors may not want to hold large positions in mid cap companies. Opportunities for value creation for mid cap companies could result from regional or product line expansion or sale of the company.

SMALL CAP PORTFOLIO

Q    What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $1 billion at time of purchase.

Q    What is the Portfolio's investment program?

A The Small Cap Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. When we use the term "equity securities," we mean common and preferred stocks, convertible debt, warrants and equity options. The Small Cap Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q    How does OpCap Advisors select securities for the Portfolio?

A OpCap Advisors uses fundamental company analysis to select stocks that it believes are undervalued by the marketplace and have one or more of the following characteristics:

         -     substantial and growing discretionary cash flow
         -     high return on capital
         -     strong shareholder value-oriented management
         -     valuable consumer or commercial franchises

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. So as additional analysts follow a small cap stock, the stock can be revalued more efficiently.


GLOBAL EQUITY PORTFOLIO

Q    What is the Portfolio's investment objective?

A Long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities.

Q     What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies located anywhere in the world. The Portfolio may invest up to 35% of its total assets in fixed income securities which may be lower than investment grade.

Q    How does OpCap Advisors select stocks for the Portfolio?

A OpCap Advisors uses fundamental company analysis to find companies that it believes have one or more of the following:

          -    valuable consumer or commercial franchises
          -    strong shareholder-oriented management
          -    substantial and growing discretionary cash flow
          -    favorable price to intrinsic value relationship.

Q    What are the potential rewards of investing in the Portfolio?

A U.S. stocks represent less than half of the world's stock market capitalization. Foreign securities provide additional opportunities and diversification.


MANAGED PORTFOLIO

Q    What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' assessments of the relative outlook for such investments.


Q    What is the Portfolio's investment program?

A The Managed Portfolio invests in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors view of relative values. The Managed Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase investment grade U.S. government and corporate bonds and high quality money market securities.

Q    How does OpCap Advisors select securities for the Portfolio?

A OpCap Advisors uses fundamental company analysis to select stocks that it believes are undervalued by the marketplace and have one or more of the following characteristics:

         -     substantial and growing discretionary cash flow
         -     strong shareholder value-oriented management
         -     valuable consumer or commercial franchises
         -     favorable price to intrinsic value relationship

Q    What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.



BALANCED PORTFOLIO

Q    What is the Portfolio's investment objective?

A    Growth of capital and investment income.

Q    What is the Portfolio's investment program?

A The Balanced Portfolio invests in equity securities (with an emphasis on dividend-paying stocks) and debt securities that OpCap Advisors believes are undervalued. Generally, the Portfolio will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in debt securities. Convertible debt securities may be classified as equity securities or as debt securities depending on the value of the conversion feature as compared to the debt feature. The Balanced Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in U.S. or foreign over the counter markets. The Portfolio may invest up to 25% of its total assets in debt securities rated below investment grade.

Q    How does OpCap Advisors select securities for the Portfolio?

A OpCap Advisors seeks to achieve the Portfolio's objective of growth of capital and investment income by purchasing:


     Equity securities that it believes are undervalued and have one or more of the following characteristics.

         -     substantial and growing discretionary cash flow
         -     strong shareholder value-oriented management
         -     valuable consumer or commercial franchises
         -     favorable price to intrinsic value relationship


     Convertible securities that have the potential for investment income prior to conversion and capital growth.


     Debt securities that offer investment income and the potential for capital appreciation if interest rates decline or the issuer's credit improves.

Q    What are the potential rewards of investing in the Portfolio?

A The Portfolio's mix of equity securities, convertible securities and debt securities may result in the Portfolio's being less volatile than the market.


U.S. GOVERNMENT INCOME PORTFOLIO

Q    What is the Portfolio's investment objective?

A High level of current income together with protection of capital by investing exclusively in debt obligations, including mortgage-backed securities issued or guaranteed by the United States government, its agencies or instrumentalities.

Q    What is the Portfolio's investment program?

A The U.S. Government Income Portfolio invests in debt obligations issued or guaranteed by the United States government, its agencies or instrumentalities. These securities are referred to as "U.S. Government Securities." The Portfolio also may purchase mortgage-backed securities.

Q    How does OpCap Advisors select securities for the Portfolio?

A OpCap Advisors observes current and historical yield relationships between maturities and sectors to seek the best relative values. The Portfolio maintains an average maturity between five and ten years. The Portfolio invests principally in U.S. treasury and U.S. Government agency securities. The Portfolio invests in mortgage backed securities during periods of stable interest rates. OpCap Advisors does not attempt to forecast interest rates in managing the Portfolio.

Q     What are the potential rewards of investing in the Portfolio?

A The Portfolio consists of the highest quality debt instruments. Since the average maturity of the Portfolio's investments are between five and ten years, the Portfolio should be less volatile than a longer term bond fund.

RISKS

Q    What are the risks of investing in the Portfolios?

A The Equity, Mid Cap, Small Cap, Global Equity, Managed and Balanced Portfolios invest principally in equity securities which may be affected by the following:

STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.


STOCK PICKING - OpCap Advisors may select stocks that turn out not to be undervalued.

ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.


SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

SECTOR RISK - OpCap Advisors is a bottom up investment manager. That means that OpCap Advisors selects securities for a Portfolio based on the investment merits of a particular issue rather than the business sector.


VALUE INVESTING - Value stocks may be out of favor for a period of time. OpCap Advisors is a long-term investor and its investment style can produce bad returns for a period of time.


ASSET ALLOCATION RISK - The Managed and Balanced Portfolios invest in a mix of equity and fixed income securities. The portfolio managers of those Portfolios can make the wrong allocation decisions.


FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors uses approximately the same standards that it sets for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities. This risk is greater for the Global Equity Portfolio which invests on a worldwide basis.


     - Political risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.
     - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.
     - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.
     - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.
     - Settlement and Clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.
     - Euro - The effect of the Euro on international markets has not yet been determined.
     - Emerging Markets - There are greater risks of unstable governments and economics and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

     To the extent that the Managed, Global Equity, Balanced and U.S. Government Income Portfolios invest in debt securities; the Portfolios are exposed to these risks.

          - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.
          - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.
          - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

     To the extent that the Global Equity Portfolio or the Balanced Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

         -    more volatility
         -    less liquidity
         -    greater risk of issuer default or insolvency.


INVESTMENT POLICIES

Q    Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q    Can the Portfolios use derivative instruments?

A The Equity, Mid Cap, Small Cap, Global Equity, Managed and Balanced Portfolios have the authority to use the following derivative instruments:

     -    futures contracts
     -    options on futures contracts
     -    forward foreign currency contracts
     -    covered calls written on individual securities
     -    uncovered calls and puts
     -    options on stock indices

     The Portfolios do not expect to use derivative instruments significantly if at all, and do not need to use derivative instruments to seek their investment goals.

Q    What are the risks of derivative instruments?

A    Derivative instruments can reduce the return of a Portfolio if

     -    OpCap Advisors uses a derivative instrument at the wrong time
     - The prices of a Portfolio's futures or options positions are not correlated with its other investments.
     -    A Portfolio cannot close out a position because of an illiquid market.

Q    Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short term trading. The Financial Highlights table in this prospectus shows the Portfolios' turnover rates during prior fiscal years.

Q    Can the Portfolios vary from their investment goals?

A When OpCap Advisors thinks market or economic conditions are adverse, the Portfolios may invest up to 100% of their assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.


FUND MANAGEMENT

     The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.


     OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $59.8 billion of assets under management as of March 31, 1999. The mailing address is One World Financial Center, New York, New York 10281.


     OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

     OpCap Advisors manages the investments of the Portfolio (and places brokerage orders) and its business affairs. Employees of Oppenheimer Capital as well as employees of OpCap Advisors perform these services.

     The Portfolios of the Fund paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal year ended December 31, 1998:

            Equity Portfolio.....................................  .80%
            Mid Cap Portfolio....................................  .00%
            Small Cap Portfolio..................................  .80%
            Global Equity Portfolio..............................  .80%
            Managed Portfolio....................................  .78%
            U.S. Government Income Portfolio.....................  .40%

     OpCap Advisors waived all of its fees from the Mid Cap Portfolio for the period February 9, 1998 (commencement of operations) to December 31, 1998 and waived a portion of its fees from the U.S. Government Income Portfolio for the fiscal year ended December 31, 1998.


PORTFOLIO MANAGERS

[PHOTO]

Eileen Rominger, Managing Director of Oppenheimer Capital, has managed the Equity Portfolio from its inception. She has worked with us as an analyst and portfolio manager since 1981. She holds a BA Cum Laude from Fairfield University and a MBA in Finance from the Wharton Graduate School of Business.

[PHOTO]

Louis Goldstein has been the portfolio manager of the Mid Cap Portfolio since its inception. Louis Goldstein is a Senior Vice President of Oppenheimer Capital. He joined us in 1991. He earned a BS Summa Cum Laude and a MBA in Finance with honors from the Wharton School of Business.

[PHOTO]

Timothy McCormack has been a portfolio manager of the Small Cap Portfolio since May 1996 and Gavin Albert has been a portfolio manager of the Small Cap Portfolio since January 1997. Mr. McCormack, Senior Vice President of Oppenheimer Capital, joined us in 1994. Before that, he worked as a security analyst with U.S. Trust Company from March 1993 to July 1994 and as a security analyst with Gabelli and Company. He has an MBA from the Wharton School.

[PHOTO]

Mr. Degenhart joined Oppenheimer Capital in January 1999 as a Vice President with responsibilities including research, analysis and investment management. He acts as a portfolio manager for several small capitalization funds. Prior to joining Oppenheimer Capital, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management. From 1990 to 1993, he was a Generalist for Cazenove & Co. and previously, a Special Situations Analyst at Argus Research Corp for over three years. He has a BS degree in marketing from the University of Scranton.

[PHOTO]

James Sheldon became portfolio manager of the foreign portion of the Global Equity Portfolio on September 9, 1998. Richard Glasebrook, Managing Director of Oppenheimer Capital, has managed the domestic portion of the Global Equity Portfolio since its inception. Mr. Sheldon joined us in February 1998 as a Senior Vice President. Before joining us, he was General Partner at Omega Advisors, a hedge fund, from September 1996 to February 1998 and Senior Vice President and International portfolio manager of Lazard Freres Asset Management from December 1992 to August 1996. Mr. Glasebrook joined us in 1991. He has a BA from Kenyan College and a MBA from the Harvard School of Business Administration.

[PHOTO]

Richard Glasebrook has been the portfolio manager of the Managed Portfolio since its inception.

[PHOTO]

Colin Glinsman, Chief Investment Officer and Managing Director of Oppenheimer Capital, is the portfolio manager of the Balanced Portfolio. He joined Oppenheimer Capital in 1989 as a securities analyst. He has a BA from Yale University and a MS from New York University.

[PHOTO]

Vikki Hanges, Senior Vice President of Oppenheimer Capital, has been the portfolio manager of the U.S. Government Income Portfolio since its inception. She joined us in 1982. Ms. Hanges has a BS from Cornell University.

                                   SHARE PRICE

     We calculate each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                            TOTAL PORTFOLIO ASSETS - LIABILITIES
      NET ASSET VALUE = ----------------------------------------
                         NUMBER OF PORTFOLIO SHARES OUTSTANDING
      ----------------------------------------------------------

     We use the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When we use fair value to price a security, we review the pricing method with the Fund's Board. We price short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that we believe changes the value of a security, then we will value the security at fair value.


                             DISTRIBUTIONS AND TAXES

     This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contractowners of variable products.

     Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year. The U.S. Government Income Portfolio pays dividends from its net investment income once a month.


                               YEAR 2000 ISSUES

     Many computer systems use only two digits to describe years, such as 98 for 1998. A program written this way will not recognize the year 2000. The Advisor and the Fund's Transfer Agent have been actively working on changes to their own computer systems to deal with the Year 2000 and expect that their systems will be ready for the Year 2000. In evaluating securities for investment by the Portfolios, the Advisor considers year 2000 risks in addition to other risks relevant to the issuer. The Advisor cannot be sure that it will be successful or that other computer systems that interact with the Fund will be in compliance.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolios' financial statements, is included in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                    YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------    SEPTEMBER 16, 1994(1)
                                                               1998        1997       1996      1995      TO DECEMBER 31, 1994
                                                             --------    --------   -------    -------    --------------------
Net asset value, beginning of period ....................     $36.52      $30.07    $25.05     $18.12                  $18.57
                                                             --------    --------   -------    -------     -------------------

Income from investment operations
Net investment income ...................................       0.39        0.39      0.21       0.31                    0.09
Net realized and unrealized gain (loss)
   on investments .......................................       3.84        7.34      5.52       6.71                   (0.54)
                                                             --------    --------   -------    -------     -------------------
   Total income (loss) from investment operations               4.23        7.73      5.73       7.02                   (0.45)
                                                             --------    --------   -------    -------     -------------------
Dividends and distributions to shareholders
Dividends to shareholders from
   net investment income ................................      (0.39)      (0.28)    (0.24)     (0.09)                      -
Distributions to shareholders from
   net realized gains ...................................      (1.66)      (1.00)    (0.47)         -                       -
                                                             --------    --------   -------    -------     -------------------
   Total dividends and distributions to shareholders.....      (2.05)      (1.28)    (0.71)     (0.09)                      -
                                                             --------    --------   -------    -------     -------------------

Net asset value, end of period ..........................     $38.70      $36.52    $30.07     $25.05                  $18.12
                                                             --------    --------   -------    -------     -------------------
                                                             --------    --------   -------    -------     -------------------

Total return(2) .........................................       11.9%       26.6%     23.4%      38.9%                   (2.4%)
                                                             --------    --------   -------    -------     -------------------
                                                             --------    --------   -------    -------     -------------------
------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (000's)........................    $48,711     $28,820   $19,843     $9,036                  $4,281
                                                             --------    --------   -------    -------     -------------------
Ratio of net operating expenses
   to average net assets(5)..............................       0.94%(4)    0.99%     0.93%(6)   0.72%(6)                0.72%(3,6)
                                                             --------    --------   -------    -------     -------------------
Ratio of net investment income
   to average net assets.................................       1.36%(4)    1.25%     1.29%(6)   1.74%(6)                1.80%(3,6)
                                                             --------    --------   -------    -------     -------------------
Portfolio turnover rate..................................         29%         32%       36%        31%                      6%
                                                             --------    --------   -------    -------     -------------------

--------------------------------------------------------------------------------
(1) Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.
(3) Annualized
(4) Average net assets for the year ended December 31, 1998 were $36,402,293.
(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).
(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.15%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995 and 2.09% and 0.43%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                                OCC ACCUMULATION TRUST
                                  MID CAP PORTFOLIO
                                 FINANCIAL HIGHLIGHTS
                    FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                             FEBRUARY 9, 1998(1)
                                                                      TO
                                                              DECEMBER 31, 1998
                                                             ------------------
Net asset value, beginning of period . . . . . . . . . . . .            $10.00
                                                             ------------------
Income from investment operations
Net investment income. . . . . . . . . . . . . . . . . . . .              0.05
Net realized and unrealized loss
  on investments . . . . . . . . . . . . . . . . . . . . . .             (0.21)
                                                             ------------------
  Total loss from investment operations  . . . . . . . . . .             (0.16)
                                                             ------------------


Dividends and distributions to shareholders
Dividends to shareholders from
  net investment income  . . . . . . . . . . . . . . . . . .             (0.05)
Distributions to shareholders from
  net realized gains . . . . . . . . . . . . . . . . . . . .                ---
                                                             ------------------
  Total dividends and distributions to shareholders. . . . .             (0.05)
                                                             ------------------

Net asset value, end of period . . . . . . . . . . . . . . .             $9.79
                                                             ------------------
                                                             ------------------
Total return(2). . . . . . . . . . . . . . . . . . . . . . .            (1. 6%)
                                                             ------------------
                                                             ------------------
Net assets, end of period. . . . . . . . . . . . . . . . . .        $1,885,024
                                                             ------------------

Ratio of net operating expenses
  to average net assets(3,4,5,6) . . . . . . . . . . . . . .              1.05%
                                                             ------------------

Ratio of net investment income
  to average net assets(3,4,6) . . . . . . . . . . . . . . .              0.78%
                                                             ------------------

Portfolio turnover rate  . . . . . . . . . . . . . . . . . .                38%
                                                             ------------------

--------------------------------------------------------------------------------
(1)  Commencement of operations
(2)  Assumes reinvestment of all dividends and distributions. Aggregate
     (not annualized) total return is shown.
(3)  Annualized
(4) Average net assets for the period February 9, 1998 (commencement of operations) to December 31, 1998 were $1,325,812.
(5) Ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note IG in Notes to Financial Statements).
(6) During the period noted above, the Adviser waived its fee and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 4.28% and (2.46%), annualized respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.

                                OCC ACCUMULATION TRUST
                                 SMALL CAP PORTFOLIO
                                 FINANCIAL HIGHLIGHTS
                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                  YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------      SEPTEMBER 16, 1994(1)
                                                         1998          1997       1996         1995       TO DECEMBER 31, 1994
                                                      ---------     ---------   --------     --------     ---------------------
Net asset value, beginning of period . . . . . . . .    $26.37        $22.61     $19.91       $17.38                   $17.49
                                                      ---------     ---------   --------     --------     ---------------------

Income from investment operations
Net investment income  . . . . . . . . . . . . . . .      0.14          0.08       0.14         0.26                     0.06
Net realized and unrealized gain (loss)
 on investments  . . . . . . . . . . . . . . . . . .     (2.38)         4.73       3.45         2.37                    (0.17)
                                                      ---------     ---------   --------     --------     ---------------------
 Total income (loss) from investment operations  . .     (2.24)         4.81       3 59         2.63                    (0.11)
                                                      ---------     ---------   --------     --------     ---------------------

Dividends and distributions to shareholders
Dividends to shareholders from
 net investment income . . . . . . . . . . . . . . .     (0.09)        (0.13)     (0.25)       (0.05)                       -

Distributions to shareholders from
 net realized gains  . . . . . . . . . . . . . . . .     (0.94)        (0.92)     (0.64)       (0.05)                       -
                                                      ---------     ---------   --------     --------     ---------------------
 Total dividends and distributions to shareholders .     (1.03)        (1.05)     (0.89)       (0.10)                       -
                                                      ---------     ---------   --------     --------     ---------------------

Net asset value, end of period . . . . . . . . . . .    $23.10        $26.37     $22.61       $19.91                   $17.38
                                                      ---------     ---------   --------     --------     ---------------------
                                                      ---------     ---------   --------     --------     ---------------------

Total return (2) . . . . . . . . . . . . . . . . . .      (9.0%)        22.2%      18.7%        15.2%                    (0.6%)
                                                      ---------     ---------   --------     --------     ---------------------
                                                      ---------     ---------   --------     --------     ---------------------

Net assets, end of period (000's)  . . . . . . . . .  $155,506      $110,565    $34,257      $16,004                   $9,210
                                                      ---------     ---------   --------     --------     ---------------------

Ratio of net operating expenses
 to average net assets (5) . . . . . . . . . . . . .      0.88% (4)     0.97%      0.93% (6)    0.74% (6)                0.74% (3,6)
                                                      ---------     ---------   --------     --------     ---------------------

Ratio of net investment income
 to average net assets . . . . . . . . . . . . . . .      0.72% (4)     0.64%      1.03% (6)    1.75% (6)                1.22% (3,6)
                                                      ---------     ---------   --------     --------     ---------------------

Portfolio turnover rate. . . . . . . . . . . . . . .        51%           68%        50%          69%                      32%
                                                      ---------     ---------   --------     --------     ---------------------

--------------------------------------------------------------------------------
(1)  Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.
(3)  Annualized
(4)  Average net assets for the year ended December 31, 1998 were $136,219,417.
(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).
(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99%, and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                                OCC ACCUMULATION TRUST
                               GLOBAL EQUITY PORTFOLIO
                                 FINANCIAL HIGHLIGHTS
                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                   YEAR ENDED DECEMBER 31,
                                                       -----------------------------------------------    MARCH 1, 1995 (1) TO
                                                           1998            1997              1996           DECEMBER 31,1995
                                                       -----------    -------------    ---------------    --------------------
Net asset value, beginning of period . . . . . . . . .    $14.32           $13.23             $11.61                   $10.00
                                                       -----------    -------------    ---------------    --------------------

Income from investment operations
Net investment income  . . . . . . . . . . . . . . . .      0.12             0.06               0.04                     0.05
Net realized and unrealized gain
 on investments  . . . . . . . . . . . . . . . . . . .      1.78             1.79               1.70                     1.83
                                                       -----------    -------------    ---------------    --------------------
 Total income from investment operations . . . . . . .      1.90             1.85               1.74                     1.88
                                                       -----------    -------------    ---------------    --------------------

Dividends and distributions to shareholders
Dividends to shareholders from net investment
 income. . . . . . . . . . . . . . . . . . . . . . . .     (0.18)           (0.04)             (0.05)                   (0.03)
Distributions to shareholders in excess of
    net investment income  . . . . . . . . . . . . . .         --           (0.03)                 --                       --
Distributions to shareholders from net
 realized gains. . . . . . . . . . . . . . . . . . . .     (0.61)           (0.69)             (0.07)                   (0.24)
                                                       -----------    -------------    ---------------    --------------------
   Total dividends and distributions to shareholders .     (0.79)           (0.76)             (0.12)                   (0.27)
                                                       -----------    -------------    ---------------    --------------------

Net asset value, end of period . . . . . . . . . . . .    $15.43           $14.32             $13.23                   $11.61
                                                       -----------    -------------    ---------------    --------------------
                                                       -----------    -------------    ---------------    --------------------

Total return (2) . . . . . . . . . . . . . . . . . . .      13.3%            14.0%              15.0%                    18.9%
                                                       -----------    -------------    ---------------    --------------------
                                                       -----------    -------------    ---------------    --------------------

Net assets, end of period (000's). . . . . . . . . . .   $34,777          $25,874            $16,972                   $2,891
                                                       -----------    -------------    ---------------    --------------------
Ratio of net operating expenses to average net
 assets (5). . . . . . . . . . . . . . . . . . . . . .      1.13% (4)        1.19% (6)          1.42% (6)                1.25% (3,6)
                                                       -----------    -------------    ---------------    --------------------
Ratio of net investment income to average net assets .      0.79% (4)        0.45% (6)          0.81% (6)                1.02% (3,6)
                                                       -----------    -------------    ---------------    --------------------
Portfolio turnover rate. . . . . . . . . . . . . . . .        55%              53%                40%                      67%
                                                       -----------    -------------    ---------------    --------------------


--------------------------------------------------------------------------------
(1)  Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.
(3)  Annualized
(4)  Average net assets for the year ended December 31, 1998 were $30,893,014.
(5) The ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1H in Notes to Financial Statements).
(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, and 1.83% and 0.22%, respectively, for the year ended December 31, 1996 and 3.94% and (1.67%), annualized, respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.

                                OCC ACCUMULATION TRUST
                                  MANAGED PORTFOLIO
                                 FINANCIAL HIGHLIGHTS
                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                    YEAR ENDED DECEMBER 31,
                                                      -----------------------------------------------     SEPTEMBER 16, 1994(1)
                                                          1998         1997       1996        1995        TO DECEMBER 31, 1994
                                                      -----------    ---------  --------     --------     ---------------------
Net asset value, beginning of period . . . . . . . .     $42.38        $36.21    $30.14       $20.83                    $21.80
                                                      -----------    ---------  --------     --------     ---------------------

Income from investment operations
Net investment income  . . . . . . . . . . . . . . .       0.60          0.34      0.43         0.42                      0.14
Net realized and unrealized gain (loss)
 on investments. . . . . . . . . . . . . . . . . . .       2.40          7.45      6.31         9.02                     (1.11)
                                                      -----------    ---------  --------     --------     ---------------------
 Total income (loss) from investment operations. . .       3.00          7.79      6.74         9.44                     (0.97)
                                                      -----------    ---------  --------     --------     ---------------------

Dividends and distributions to shareholders
Dividends to shareholders from
 net investment income . . . . . . . . . . . . . . .      (0.33)        (0.40)    (0.41)       (0.13)                        -
Distributions to shareholders from
 net realized gains. . . . . . . . . . . . . . . . .      (1.31)        (1.22)    (0.26)            -                        -
                                                      -----------    ---------  --------     --------     ---------------------
 Total dividends and distributions to shareholders .      (1.64)        (1.62)    (0.67)       (0.13)                        -
                                                      -----------    ---------  --------     --------     ---------------------

Net asset value, end of period . . . . . . . . . . .     $43.74        $42.38    $36.21       $30.14                    $20.83
                                                      -----------    ---------  --------     --------     ---------------------
                                                      -----------    ---------  --------     --------     ---------------------

Total return (2) . . . . . . . . . . . . . . . . . .        7.1%         22.3%     22.8%        45.6%                    (4.4%)
                                                      -----------    ---------  --------     --------     ---------------------
                                                      -----------    ---------  --------     --------     ---------------------

Net assets, end of period (000's). . . . . . . . . .   $777,087      $466,791   $180,728      $99,188                  $54,943
                                                      -----------    ---------  --------     --------     ---------------------

Ratio of net operating expenses
 to average net assets (5) . . . . . . . . . . . . .       0.82% (4)     0.87%     0.84% (6)    0.66% (6)                0.66% (3,6)
                                                      -----------    ---------  --------     --------     ---------------------

Ratio of net investment income
 to average net assets . . . . . . . . . . . . . . .       1.74% (4)     1.42%     1.66% (6)    1.85% (6)                2.34% (3,6)
                                                      -----------    ---------  --------     --------     ---------------------

Portfolio turnover rate. . . . . . . . . . . . . . .         37%           32%       27%          22%                       8%
                                                      -----------    ---------  --------     --------     ---------------------


--------------------------------------------------------------------------------
(1)  Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.
(3)  Annualized
(4)  Average net assets for the year ended December 31, 1998 were $658,732,358.
(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).
(6) During the periods noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                                OCC ACCUMULATION TRUST
                           U.S. GOVERNMENT INCOME PORTFOLIO
                                 FINANCIAL HIGHLIGHTS
                    FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                     YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------   JANUARY 31, 1995 (1) TO
                                                             1998             1997            1996           DECEMBER 31, 1995
                                                        ------------     -------------   --------------   ----------------------
Net asset value, beginning of period . . . . . . . . .       $10.51            $10.38           $10.62                   $10.00
                                                        ------------     -------------   --------------   ----------------------

Income from investment operations
Net investment income. . . . . . . . . . . . . . . . .         0.53              0.57             0.55                     0.60
Net realized and unrealized gain (loss)
   on investments. . . . . . . . . . . . . . . . . . .         0.31              0.14            (0.24)                    O.68
                                                        ------------     -------------   --------------   ----------------------
   Total income from investment operations . . . . . .         0.84              0.71             0.31                     1.28
                                                        ------------     -------------   --------------   ----------------------

Dividends and distributions to shareholders
Dividends to shareholders from net investment
 income. . . . . . . . . . . . . . . . . . . . . . . .        (0.53)            (0.57)           (0.55)                   (0.60)
Distributions to shareholders from net realized
 gains . . . . . . . . . . . . . . . . . . . . . . . .        (0.16)            (0.01)               -                    (0.06)
                                                        ------------     -------------   --------------   ----------------------
  Total dividends and distributions to shareholders. .        (0.69)            (0.58)           (0.55)                   (0.66)
                                                        ------------     -------------   --------------   ----------------------

Net asset value, end of period . . . . . . . . . . . .       $10.66            $10.51           $10.38                   $10.62
                                                        ------------     -------------   --------------   ----------------------
                                                        ------------     -------------   --------------   ----------------------


Total return (2) . . . . . . . . . . . . . . . . . . .          8.1%              7.0%             3.0%                    13.1%
                                                        ------------     -------------   --------------   ----------------------
                                                        ------------     -------------   --------------   ----------------------


Net assets, end of period (000's). . . . . . . . . . .      $10,542            $6,983           $3,422                   $1,442
                                                        ------------     -------------   --------------   ----------------------

Ratio of net operating expenses to average net
 assets (5,6). . . . . . . . . . . . . . . . . . . . .         1.00% (4)         0.93%            0.96%                    0.75% (3)
                                                        ------------     -------------   --------------   ----------------------

Ratio of net investment income to average net
 assets (6). . . . . . . . . . . . . . . . . . . . . .         4.96% (4)         5.51%            5.27%                    5.75% (3)
                                                        ------------     -------------   --------------   ----------------------

Portfolio turnover rate. . . . . . . . . . . . . . . .           80%               80%              31%                      65%
                                                        ------------     -------------   --------------   ----------------------

--------------------------------------------------------------------------------
(1)  Commencements of operations
(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.
(3)  Annualized
(4)  Average net assets for the year ended December 31, 1998 were $8,295,571.
(5) The ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).
(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.19% and 4.77%, respectively, for the year ended December 31, 1998, 1.06% and 5.37%, respectively, for the year ended December 31, 1997, 2.34% and 3.87%, respectively, for the year ended December 31, 1996, and 4.73% and 1.77%, annualized, respectively, for the period January 3, 1995 (commencement of operations) to December 31, 1995.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.


The SAI and the Portfolios' annual and semi-annual reports are available without charge upon request to your broker or by calling the Portfolios at 1-800-700-8258.

You can review AND COPY the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

Upon payment of a duplicating fee, by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-6009

Telephone:  1-800-SEC-0330

Free from the Commission's Internet website at http://www.sec.gov.


OCC ACCUMULATION TRUST

Equity Portfolio

Mid Cap Portfolio

Small Cap Portfolio

Global Equity Portfolio

Managed Portfolio

Balanced Portfolio

U.S. Government Income Portfolio











(Investment Company Act file no. 811-8512)

                        Statement of Additional Information


OCC ACCUMULATION TRUST

Equity Portfolio
Mid Cap Portfolio
Small Cap Portfolio
Global Equity Portfolio
Managed Portfolio
Balanced Portfolio
U.S. Government Income Portfolio

One World Financial Center
New York, NY  10281






     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus dated May 1, 1999, (the "Prospectus") of OCC Accumulation Trust (the "Fund"). Contractowners can obtain copies of the Fund Prospectus by written request to the life insurance company who issued the Contract at the address delineated in the Variable Account Prospectus or by calling the life insurance company who issued the Contract at the telephone number listed in the Variable Account Prospectus.





     THE DATE OF THIS ADDITIONAL STATEMENT IS MAY 1, 1999.

                                 TABLE OF CONTENTS

                                                                      PAGE

Investment of Assets. . . . . . . . . . . . . . . . . . . . . . . . . 3

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . 15

Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . . 16

Control Persons . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

Investment Management and Other Services. . . . . . . . . . . . . . . 23


Determination of Net Asset Value. . . . . . . . . . . . . . . . . . . 27

Dividends, Distribution and Taxes . . . . . . . . . . . . . . . . . . 28

Portfolio Yield and Total Return Information. . . . . . . . . . . . . 28


Additional Information. . . . . . . . . . . . . . . . . . . . . . . . 31

Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . .A-1

                                INVESTMENT OF ASSETS

     The investment objective and policies of each Portfolio of the Fund are described in the Prospectus. A further description of the investments and investment methods applicable to certain Portfolios appears below.

     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES. Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     COLLATERALIZED MORTGAGE OBLIGATIONS. In addition to securities issued by the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), another type of mortgage-backed security is the "collateralized mortgage obligation", which is secured by groups of individual mortgages but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations. Investments will only be made in collateralized mortgage obligations which are of high quality, as determined by the Board of Trustees.

     INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in the Prospectus.

     The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolio as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, OpCap Advisors (the "Manager") will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes. Variable rate notes are subject to the Portfolios' investment restrictions on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

     INSURED BANK OBLIGATIONS. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000.

The Portfolio may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal amount and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     LOWER RATED BONDS. Each Portfolio may invest up to 5% of its assets in bonds rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff"). These securities are commonly known as "junk bonds." The Balanced Portfolio may invest up to 25% of its assets in junk bonds. Securities rated less than Baa by Moody's or BBB- by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. It is the Fund's policy not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Manager's own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Fund's Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, new federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, may depress the prices of outstanding junk bonds.

     DOLLAR ROLLS. The U.S. Government Income Portfolio may enter into dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop") as well as interest earned on the cash proceeds of the initial sale.

     The Portfolio will establish a segregated account with the Fund's custodian bank in which the Portfolio will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the

Portfolio's obligation to repurchase the securities.

     Dollar rolls are considered borrowings by the Portfolio. Under the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio is required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of all borrowings.

     HEDGING. As stated in the Prospectus, the Global Equity, Managed, Balanced, Mid Cap, Small Cap and Equity Portfolios may engage in options and futures. Information about the options and futures transactions these Portfolios may enter into is set forth below.

     FINANCIAL FUTURES. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures commission merchant's name; however the futures commission merchant can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if a portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified security, in most cases the obligation is fulfilled by closing out the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded. The Global Equity Portfolio may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on common stocks, such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency" futures) and on such indices of U.S. or foreign equity and fixed-income securities as may exist or come into being, such as the Standard & Poor's ("S&P") 500 Index or the Financial Times Equity Index ("index" futures). At present, no Portfolio intends to enter into financial futures and options on such futures if after any such purchase, the sum of initial margin deposits on futures and premiums paid on futures options would exceed 5% of the Portfolio's total assets. This limitation is not a fundamental policy.

     INFORMATION ON PUTS AND CALLS. The Mid Cap, Balanced, Managed, Small Cap and Equity Portfolios may write calls on individual securities. The Mid Cap, Managed, Balanced and Global Equity Portfolios are authorized to write covered put and call options and purchase put and call options on the securities in which they may invest. When a portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the portfolio forgoes any possible profit from an increase in market price over the exercise price. A portfolio may, in the case of listed options, purchase calls in "closing purchase transactions" to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the portfolio retains the underlying security and the premium received. If, due to a lack of a market, a portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC") in connection with listed calls, as to the securities on which the portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the portfolio's entering into a closing purchase transaction.

     When a portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for OTC options) at a fixed exercise price. A portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the portfolio will lose its premium payment and the right to purchase the underlying investment.

     With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the securities underlying an option it has written, in accordance with the terms of that option as written, a portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. In the event that any OTC option transaction is not subject to a forward price at which the portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the portfolio assets used to "cover" the OTC option will be considered "illiquid securities" and will be subject to the 15% limit on illiquid securities. The "formula" on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the portfolio for writing the option plus the amount, if any, of the option's intrinsic value, i.e., current market value of the underlying securities minus the option's strike price.

     A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put covered by segregated liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium received on a put written by a portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options, to secure its obligation to pay for the underlying security, the Fund, on behalf of a portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option. As a result, the portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. As long as the portfolio's obligation as a put writer continues, the portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the portfolio to purchase the underlying security at the exercise price. A portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     A portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the portfolio. The portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits a portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a portfolio to protect its securities holdings against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of a portfolio's securities.

     An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a portfolio may cause the portfolio to sell its securities to cover the call, thus increasing its turnover rate in a manner beyond the portfolio's control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the portfolio's control, holding a put might cause a portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

     OPTIONS ON FUTURES. The Global Equity, Balanced, Managed, Mid Cap, Small Cap and Equity Portfolios may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against an anticipated increase in securities prices.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's securities holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options may to some extent be reduced or increased by changes in the value of its securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on securities. For example, a Portfolio may purchase a put option on a futures contract to hedge the Portfolio's holdings against the risk of a decline in securities prices.

     The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     STOCK INDEX FUTURES AND RELATED OPTIONS. Unlike when the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio will be required to deposit with its broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This is known as initial margin. Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. In addition, because under current futures industry practice daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of the contract to its broker. Such payments would be required where during the term of a stock index futures contract purchased by the Portfolio, the price of the underlying stock index declined, thereby making the Portfolio's position less valuable. In all instances involving the purchase of stock index futures contracts by the Portfolio resulting in a net long position, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian, for the benefit of the Portfolio, to collateralize the position and thereby insure that the use of such futures is unleveraged. At any time prior to the expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.

     There are several risks in connection with the use of stock index futures in the Portfolio as a hedging device. One risk arises because of the imperfect correlation between the price of the stock index future and the price of the securities which are the subject of the hedge. This risk of imperfect correlation increases as the composition of the Portfolio's holdings diverges from the securities included in the applicable stock index. The price of the stock index future may move more than or less than the price of the securities being hedged. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction this advantage will be partially offset by the future. If the price of the futures moves more than the price of the stock the Portfolio will experience a loss or a gain on the future which will not be completely offset by movement in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the index. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index. It is possible that where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the Portfolio's securities may deline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in the value of its securities. While this should occur, if at all, for a very brief period or to a very small degree, the Manager believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based. It is also possible that if the Portfolio hedges against the possibility of a decline in the market adversely affecting stocks it holds and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stock which it had hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may also have to sell securities at a time when it may be disadvantageous to do so.

     Where futures are purchased to hedge against a possible increase in the price of stocks before the Portfolio is able to invest its cash (or cash equivalents) in stock (or options) in an orderly fashion, it is possible the market may decline instead. If the Portfolio then concluded to not invest in stock or options at the time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.


     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.

     Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, as with stock options, there is no assurance that a liquid secondary market or an exchange or board of trade will exist for any particular contract or at any particular time. In such event it may not be possible to close a futures position and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge a portfolio's securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     In addition, if the Portfolios have insufficient cash they may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it is disadvantageous to do so.

     REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by a portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which a portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Manager, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the 1940 Act, when a portfolio sells a future, the Fund, on behalf of the portfolio, will maintain in a segregated account or accounts with its custodian bank, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.

     The Fund and each Portfolio must operate within certain restrictions as to its positions in futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund and each Portfolio from registration with the CFTC as a "commodity pool operator" (as defined under the CEA). Under those restrictions, a portfolio may not enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of its assets. Each Portfolio may use futures and options thereon for bona fide hedging or for other purposes within the meaning and intent of the applicable provisions of the CEA.

     TAX ASPECTS OF HEDGING INSTRUMENTS. Each Portfolio in the Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. One of the tests for such qualification is that at least 90% of its gross income must be derived from dividends, interest and gains from the sale or other disposition of securities. In connection with the 90% test, amendments to the Internal Revenue Code specify that income from options, futures and other gains derived from hedging investments in securities is qualifying income under the 90% test.


     Regulated futures contracts, options on broad-based stock indices, options on stock index futures, certain other futures contracts and options thereon (collectively, "Section 1256 contracts") held by a portfolio at the end of each taxable year may be required to be "marked-to-market" for federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss taxed pursuant to this rule will be added to realized gains or losses recognized on Section 1256 contracts sold by a portfolio during the year, and the resulting gain or loss will be deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. A portfolio may elect to exclude certain transactions from the mark-to-market rule although doing so may have the effect of increasing the relative proportion of short-term capital gain

(taxable as ordinary income) and/or increasing the amount of dividends that must be distributed annually to meet income distribution requirements, currently at 98%, to avoid payment of federal excise tax.

     It should also be noted that under certain circumstances, the acquisition of positions in hedging instruments may result in the elimination or suspension of the holding period for tax purposes of other assets held by a portfolio with the result that the relative proportion of short-term capital gains (taxable as ordinary income) could increase.

     POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a portfolio's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Moreover, if the Manager's investment judgment about the general direction of securities prices is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into a Hedging Transaction.

     Also, when a portfolio uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

     INVESTMENT IN FOREIGN SECURITIES. As described in the Prospectus, the Global Equity Portfolio will, and the Equity, Balanced, Mid Cap, Small Cap and Managed Portfolios may purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American depository receipts listed on a domestic securities exchange or traded in a domestic or foreign over-the-counter market. There is no limit on the amount of such foreign securities that the Portfolios might acquire. These Portfolios will hold foreign currency in connection with the purchase or sale of securities on a foreign securities exchange. To the extent that foreign currency is so held, there may be a risk due to foreign currency exchange rate fluctuations. Such foreign currency and foreign securities will be held by the Fund's custodian bank, or by a foreign branch of a U.S. bank, acting as subcustodian, on behalf of the Portfolio. The custodian bank will hold such foreign securities pursuant to such arrangements as are permitted by applicable foreign and domestic law and custom.

     Investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations (e.g. currency blockage). The Portfolios may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of foreign stock exchanges, brokers, and listed companies than there is in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect investment in securities of issuers located in those countries. Individual foreign economies may differ favorable or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. If it should become necessary, the Portfolios would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security than it would against a United States issuer.

     INVESTMENTS IN EMERGING MARKETS. Emerging and developing markets abroad may offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those counties may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. OpCap Advisors will consider these factors when evaluating securities in these markets.

     FOREIGN CURRENCY TRANSACTIONS. The Global Equity, Balanced, Equity, Mid Cap, Small Cap and Managed Portfolios do not intend to speculate in foreign currency. When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Global Equity, Balanced, Mid Cap, Equity, Small Cap and Managed Portfolios intend to conduct their foreign currency exchange transactions on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market or through entering into forward foreign currency contracts ("forward contracts") to purchase or sell foreign currencies. Such Portfolios may enter into forward contracts in order to lock in the U.S. dollar amount they must pay or expect to receive for a security they have agreed to buy or sell or with respect to their positions when the Portfolios believe that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund's custodian bank will place cash, U.S. Government securities or debt securities in separate accounts of the Portfolios in an amount equal to the value of the Portfolios' total assets committed to the consummation of any such contract in such account and if the value of the securities placed in the separate accounts decline, additional cash or securities will be placed in the accounts on a daily basis so that the value of the accounts will equal the amount of the Portfolios' commitments with respect to such forward contracts. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolios of a foreign currency, the Portfolios may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating them to purchase, on the same settlement date, the same amount of foreign currency.

     The Global Equity Portfolio may effect currency hedging transactions in foreign currency futures contracts, exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Global Equity Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

     Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     Under Internal Revenue Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Internal Revenue Code Section 988. Also, certain foreign exchange gains or losses derived with respect to fixed-income securities are also subject to
Section 988 treatment. In general, Internal Revenue Code Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Additionally, if Internal Revenue Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary income distributions.

     FOREIGN CUSTODY. Rules adopted under the 1940 Act permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories. The Portfolios' holdings of securities of issuers located outside of the U.S. will be held by the Fund's sub-custodians who will be approved by the trustees or by the trustees' delegate in accordance with such Rules. The trustees or their delegate will determine that the Portfolios' assets will be subject to reasonable care, based on standards applicable to custodians in the relevant market, after considering all factors relevant to the safekeeping of such assets including but not limited to, the custodian's practices, procedures and internal controls; the custodian's general reputation; and whether the Portfolios will have jurisdiction against the custodian. However, no assurances can be given that the trustees' or their delegates' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes (including currency blockage), confiscations or any other loss of assets that would affect assets of the Portfolio will not occur, and shareholders bear the risk of losses arising from those or other similar events.

     CONVERTIBLE SECURITIES. As specified in the Prospectus, certain of the Portfolios may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios' objectives.

     FOREIGN AND DOMESTIC SECURITY SELECTION PROCESS. The allocation of assets between U.S. and foreign markets for the Global Equity Portfolio in particular, as well as all other Portfolios which invest in foreign securities in general, will vary from time to time as deemed appropriate by the Manager. It is a dynamic process based on an on-going analysis of economic and political conditions, the growth potential of the securities markets throughout the world, currency exchange considerations and the availability of attractively priced securities within the respective markets. In all markets, security selection is designed to reduce risk through a value oriented approach in which emphasis is placed on identifying well-managed companies which, in the case of the Global Equity Portfolio, represent exceptional values in terms of such factors as assets, earnings and growth potential.

     INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolio is authorized to invest. The return on a Portfolio's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Portfolio's investment in an investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Portfolio will invest in an investment company only if it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Portfolios cannot invest more than 10% of their assets, respectively, in investment companies or more than 5% of their total assets, respectively, in the securities of any one investment company, nor may they own more than 3% of the outstanding voting securities of any such company, respectively, except that these limits do not apply if a portfolio is acquiring securities of an investment company in the same group of investment companies, the portfolio only invests in securities of other investment companies that are part of the same group, government securities and short-term paper; sales or distribution charges are charged only at one of the acquired or acquiring investment companies and the acquired company has a policy restricting it from investing in securities of other investment companies under these exceptions.
To the extent a Portfolio invests in securities in bearer form it may be more difficult to recover securities in the event such securities are lost or stolen.

     PASSIVE FOREIGN INVESTMENT COMPANY INCOME. If a Portfolio invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Portfolio level which could not be eliminated by distributions to shareholders. Under the Taxpayer Relief Act of 1997, a mark-to-market regime was established that allows a regulated investment company ("RIC") to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on a Portfolio with respect to investments in PFIC's would be significant.

                              INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Fund as fundamental policies which cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For the purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment, unless specifically stated otherwise; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio. The restrictions in 1, 2, and 3 do not apply to U.S. Government securities.

     ADDITIONAL RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS. Each Portfolio of the Fund may not:

     1. Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

     2. Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

     3. Invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

     4. Borrow money in excess of 10 percent of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or making arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

     5. Invest more than 15 percent of its assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

     6. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 33% of the value of a Portfolio's total assets, made in accordance with guidelines adopted by the Fund's Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

     7. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding voting securities of such issuer.

     8. Pledge its assets or assign or otherwise encumber them in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus.

     9. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, and securities which are secured by real estate or interests therein.

     10. Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or sell securities short except "against the box." (Collateral arrangements in connection with transactions in options and futures are not deemed to be margin transactions.)

     11. Invest in oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs.

     12. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     13. Invest for the purposes of exercising control or management of another company.

     14. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

     15. Invest in physical commodities or physical commodity contracts. However, the Fund may buy and sell hedging instruments to the extent specified in its Prospectus or Statement of Additional Information from time to time. The Fund can also buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities.


     All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.


     RESTRICTIONS APPLICABLE TO THE EQUITY, MID CAP, MANAGED, GLOBAL EQUITY, BALANCED AND SMALL CAP PORTFOLIOS ONLY. Each of the above Portfolios may not:

     1. Invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     2. Invest more than 5% of its total assets in securities which are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Equity, Mid Cap, Managed, Global Equity, Balanced and/or Small Cap Portfolios; however, each Portfolio will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other unmarketable securities, exceed 15% of that Portfolio's total assets.

                               TRUSTEES AND OFFICERS

     The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the

Fund's activities, review its performance, and review the actions of OpCap Advisors. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust. The trustees and officers of the Fund, and their principal occupations during the past five years, are set forth below. Trustees who are "interested persons", as defined in the 1940 Act, are denoted by an asterisk. The address of each is One World Financial Center, New York, New York 10281, except as noted. As of March 31, 1999, the trustees and officers of the Fund as a group owned none of its outstanding shares.


JOSEPH M. LA MOTTA, CHAIRMAN OF THE BOARD OF TRUSTEES AND PRESIDENT*
Age: 66
Chairman Emeritus of Oppenheimer Capital, a registered investment adviser; Chairman of the Board and President of OCC Cash Reserves, Inc., an open-end investment company; Chairman of the Board of Oppenheimer Capital Trust Company, a New York trust company.

PAUL Y. CLINTON, TRUSTEE
39 Blossom Avenue
Osterville, Massachusetts  02655
Age: 67
Principal of Clinton Management Associates, a financial and venture capital consulting firm; formerly Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; Trustee of Capital Cash Management Trust, a money-market fund and Director of Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, and OCC Cash Reserves, Inc.; Trustee of OCC Accumulation Trust and Oppenheimer Quest for Value Funds, each of which is an open-end investment company.

THOMAS W. COURTNEY, C.F.A., TRUSTEE
833 Wyndemere Way
Naples, Florida  34105
Age: 65
Principal of Courtney Associates, Inc., a venture capital business; former General Partner of Trivest Venture Fund; former President of Federated Investment Counseling, Inc.; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, OCC Cash Reserves, Inc., and Trustee of Oppenheimer Quest for Value Funds, Cash Assets Trust, Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, each of which is an open-end investment company; former Director of The Financial Analysts Federation.

LACY B. HERRMANN, TRUSTEE
380 Madison Avenue, Suite 2300
New York, New York 10017
Age: 69
Chairman of the Board and Chief Executive Officer of Aquila Management Corporation (since 1984) and Chairman of the Board of Trustees and President of seven single state tax exempt bond funds, five money market funds and two equity funds in the Aquila fund complex; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc. (since 1981), distributor of the funds in the Aquila fund complex; Director, Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, OCC Cash Reserves, Inc., Trustee of Oppenheimer Quest for Value Funds, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of the Hopkins School since 1993.

GEORGE LOFT, TRUSTEE
51 Herrick Road
Sharon, Connecticut 06069
Age: 84
Private Investor; Director of OCC Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, Oppenheimer Quest Global Value Fund, Inc., Trustee of Oppenheimer Quest for Value Funds, all of which are open-end investment companies.


ROBERT BRAULT, ASSISTANT TREASURER
Age: 33
Vice President of Oppenheimer Capital since 1997; joined Oppenheimer Capital in 1989; Assistant Treasurer of OCC Cash Reserves, Inc., an open-end investment company and Assistant Treasurer of the Central European Value
Fund, Inc. and Municipal Advantage Fund Inc., closed-end investment companies.

MARK DEGENHART, VICE PRESIDENT AND PORTFOLIO MANAGER
Age: 35
Vice President of Oppenheimer Capital since January 1999; previously, Director of Research and Portfolio Manager of Palisades Capital Management, which he joined in 1993.

BERNARD H. GARIL, VICE PRESIDENT
Age: 58
President of OpCap Advisors and a Managing Director of Oppenheimer Capital; Vice President of OCC Cash Reserves, Inc., an open-end investment company and President of The Central European Value Fund, Inc. and Municipal Advantage Fund Inc., closed-end investment companies.

RICHARD GLASEBROOK, VICE PRESIDENT AND PORTFOLIO MANAGER
Age: 50
Managing Director, Oppenheimer Capital; formerly Partner and Portfolio Manager of Delafield Asset Management.


LOUIS GOLDSTEIN, VICE PRESIDENT AND PORTFOLIO MANAGER
Age: 38
Senior Vice President, Oppenheimer Capital since 1998, joined Oppenheimer Capital as Vice President and security analyst in 1991.

ALAN GUTMANN, VICE PRESIDENT AND PORTFOLIO MANAGER
Age: 38
Senior Vice President and Equity Portfolio Manager, Oppenheimer Capital; joined Oppenheimer Capital in 1991 as a Security Analyst.


VIKKI HANGES, VICE PRESIDENT & PORTFOLIO MANAGER
Age: 39
Senior Vice President, Oppenheimer Capital since 1998; Vice President from 1992; Assistant Vice President, 1987-1992.

DEBORAH KABACK, SECRETARY
Age: 47
Senior Vice President, Deputy General Counsel and Secretary, Oppenheimer Capital; Secretary of OCC Cash Reserves, Inc., an open-end investment company and Secretary of The Central European Value Fund, Inc. and Municipal Advantage Fund Inc., closed-end investment companies.

TIMOTHY MCCORMACK, VICE PRESIDENT & PORTFOLIO MANAGER
Age: 34
Senior Vice President, Oppenheimer Capital since 1998 and Vice President since 1995; joined Oppenheimer Capital in 1994.

RICHARD L. PETEKA, TREASURER
Age: 37
Vice President, Oppenheimer Capital; Treasurer of OCC Cash Reserves, Inc., an open-end investment company and Treasurer of The Central European Value Fund, Inc. and Municipal Advantage Fund Inc., closed-end investment companies.

EILEEN ROMINGER, VICE PRESIDENT AND PORTFOLIO MANAGER
Age: 44
Managing Director, Oppenheimer Capital.

JAMES SHELDON, VICE PRESIDENT AND PORTFOLIO MANAGER
Age: 46
Senior Vice President of Oppenheimer Capital since February 1998; General Partner of Omega Advisers, a hedge fund, from September 1996 to February 1998 and Senior Vice President and International Portfolio Manager at Lazard Freres Asset Management from December 1992 to August 1996.


     REMUNERATION OF OFFICERS AND TRUSTEES. All officers of the Fund are officers of Oppenheimer Capital and will receive no salary or fee from the Fund. The following table sets forth the aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended December 31, 1998 and the aggregate compensation paid to each of the Trustees by OCC Cash Reserves, Inc., a fund managed by OpCap Advisors, and by six funds for which OpCap Advisors serves as sub-adviser during each such fund's 1998 fiscal year.

-------------------------------------------------------------------------------
                     FOR THE YEAR ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------
                             PENSION OR
                             RETIREMENT                     TOTAL COMPENSATION
               AGGREGATE     BENEFITS      ESTIMATED        FROM THE FUND, OCC
NAME OF        COMPENSATION  ACCRUED AS    ANNUAL           CASH RESERVES AND
TRUSTEE        FROM THE      PART OF FUND  BENEFITS UPON    SIX OPPENHEIMER
OF THE FUND    FUND          EXPENSES      RETIREMENT       QUEST FUNDS
-------------------------------------------------------------------------------
Paul Clinton   $27,950            0             0          $139,995
-------------------------------------------------------------------------------
Thomas
Courtney       $27,950            0             0          $130,779
-------------------------------------------------------------------------------
Lacy Herrmann  $27,950            0             0          $143,653
-------------------------------------------------------------------------------
Joseph La
Motta                0            0             0                 0
-------------------------------------------------------------------------------
George Loft    $27,950            0             0          $146,129
-------------------------------------------------------------------------------


     For the purpose of the chart above, "Fund Complex" includes the Fund, other funds advised by the Advisor and the Oppenheimer Quest Funds for which the Advisor serves as subadviser.


     Total compensation includes accrued retirement benefits and fees paid by the Oppenheimer Quest Funds for which OpCap Advisors acts as subadviser. The Oppenheimer Quest Funds are not affiliated with OpCap Advisors. The amount of total compensation paid to the independent Directors by the Oppenheimer Quest Funds was as follows: Mr. Clinton: $76,545 in fees and accrued retirement benefits; Mr. Courtney: $67,329 in fees and accrued retirement benefits; Mr.
Herrmann:  $80,203 in fees and accrued retirement benefits; and Mr. Loft:
$82,679 in fees and accrued retirement benefits.

     On October 19, 1998 the Fund adopted a retirement plan (to become effective January 1, 1999) that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for the Fund or OCC Cash Reserves, Inc. for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefit will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined as of this time nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

                                  CONTROL PERSONS

     As of March 31, 1999, shares of the Portfolios were held by Oppenheimer Capital and the Variable Accounts of the following insurance companies, with the figures beneath each Portfolio representing that company's holdings as a percentage of each Portfolio's total outstanding shares.


            PORTFOLIO SHAREHOLDERS OF RECORD AS OF MARCH 31, 1999(1)

--------------------------------------------------------------------------------
                                 PORTFOLIOS
--------------------------------------------------------------------------------
 SHAREHOLDERS       U.S.     GLOBAL     EQUITY     SMALL     MANAGED   MID CAP
                    GOVT.    EQUITY                 CAP
                   INCOME
--------------------------------------------------------------------------------
 The Mutual Life    14.97%                5.92%     1.77%       5.58%
 Insurance
 Company of New
 York (New York,
 NY) & The MONY
 Life Insurance
 Company of
 America
 1740 Broadway
 NY, NY  10019
--------------------------------------------------------------------------------
 Provident                               49.49%    12.05%       8.19%
 Mutual Life
 Insurance
 Company  &
 Providentmutual
 Life and
 Annuity Company
 of America
 1600 Market St.
 Philadelphia,
 PA 19103
--------------------------------------------------------------------------------
 Connecticut                               .31%     5.82%       3.51%
 General Life
 Insurance
 Company & CIGNA
 Life Insurance
 Company
 350 Church
 Street
 MLW 1, 12th
 Flr.
 Hartford, CT
 06103-1106
--------------------------------------------------------------------------------
 Providian Life     28.61%                          6.32%       2.82%
 and Health
 Insurance
 Company
 400 West Market
 Street,
 Louisville, KY
 40202
--------------------------------------------------------------------------------

                                          21

--------------------------------------------------------------------------------
 American           56.42%                2.86%     1.14%       1.75%
 Enterprise Life
 Insurance
 Company and
 American
 Centurion Life
 Insurance
 Company
 80 South Eighth
 Street,
 Minneapolis, MN
 55402
--------------------------------------------------------------------------------
 Oppenheimer                                                             38.18%
 Capital
 One World
 Financial
 Center, 200
 Liberty Street,
 New York, NY
 10281
--------------------------------------------------------------------------------
 IL Annuity and                                     2.44%       2.98%
 Insurance
 Company 2960
 North Meridian
 Street,
 Indianapolis,
 IN 46208
--------------------------------------------------------------------------------
 PRUCO Life                                        55.65%      58.82%
 Insurance
 Company of New
 Jersey and
 PRUCO Life
 Insurance
 Company 751
 Broad Street,
 Newark, NJ
 07102
--------------------------------------------------------------------------------
 Transamerica                                        .35%
 Transamerica
 Center 1150
 Olive Street,
 Los Angeles, CA
 90015
--------------------------------------------------------------------------------
 ReliaStar Life                5.75%     14.27%     5.75%       4.82%
 Insurance
 Company
 20 Washington
 Avenue South,
 Route 1237,
 Minneapolis, MN
 55401
--------------------------------------------------------------------------------
 Sun Life of                             10.93%      .76%        .04%    61.82%
 Canada (U.S.)
 Copley Place,
 Suite 200,
 Boston, MA
 02117
--------------------------------------------------------------------------------

                                          22

--------------------------------------------------------------------------------
 Travelers                               16.22%                  .39%
 Insurance
 Company
 One Tower
 Square,
 Hartford, CT
 06183
--------------------------------------------------------------------------------
 Lincoln Life                 94.25%                7.95%      11.10%
 Insurance
 Company
 1300 South
 Clinton Street
 Fort Wayne, IN
 46802
--------------------------------------------------------------------------------




(1)This chart lists all Variable Account shareholders of record of the Portfolios as of March 31, 1999, and all holdings of shares of the Portfolios by Oppenheimer Capital, the parent of the Manager. To the best knowledge of the Fund, no Contractowner held units equivalent to 5% or more of the shares of any Portfolio of the Fund as of March 31, 1999.


     Shares of the Mid Cap Portfolio were acquired by Oppenheimer Capital to provide capital for the Portfolio so that the Manager could commence a meaningful investment program for the Portfolios, pending the acquisition of shares of the Portfolios by Variable Accounts. The shares held by the Variable Accounts generally will be voted in accordance with instructions of Contractowners. Under certain circumstances however, the insurance companies, on behalf of their respective Variable Accounts, may disregard voting instructions received from Contractowners. The shares held by Oppenheimer Capital will be voted in the same proportions as those voted by the insurance companies which are held in their respective Variable Accounts. Any shareholder of record listed in the above chart beneficially owning more than 25% of a particular Portfolio's shares may be considered to be a "controlling person" of that Portfolio by virtue of the definitions contained in the 1940 Act. The vote of such shareholder of record could have a more significant effect on matters presented to shareholders for approval than the votes of the Fund's other shareholders.


                      INVESTMENT MANAGEMENT AND OTHER SERVICES

     THE INVESTMENT ADVISER. OpCap Advisors, the investment adviser to the Fund (the "Manager"), is a majority owned subsidiary of Oppenheimer Capital, a registered investment adviser whose employees perform all investment advisory and management services provided to the Fund by the Advisor. Oppenheimer Capital is an indirect wholly owned subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser. The general partners of PIMCO Advisors are PIMCO Partners G.P. and PIMCO Advisors Holdings L.P. PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors. PIMCO Partners, G.P. is the sole general partner of PIMCO Advisors Holdings L.P.

     THE ADVISORY AGREEMENT. OpCap Advisors provides investment advisory and management services to the Fund pursuant to an Advisory Agreement dated November 5, 1997. The new Advisory Agreement was amended on February 1, 1998 to provide that the Manager will limit total operating expenses of all Portfolios of the Fund except the Global Equity Portfolio to 1.00% (net of any expense offsets) of their respective average daily net assets and that the Manager will limit total operating expenses of the Global Equity Portfolio to 1.25%

(net of any expense offsets) of its average daily net assets.

     Under the Advisory Agreement, the Manager is required to: (i) regularly provide investment advice and recommendations to each Portfolio of the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the Fund and the portion, if any, of the assets of each Portfolio of the Fund to be held uninvested; and (iii) arrange for the purchase of securities and other investments by each Portfolio of the Fund and the sale of securities and other investments held by each Portfolio of the Fund.

     The Advisory Agreement also requires the Manager to provide administrative services for the Fund, including (1) coordination of the functions of accountants, counsel and other parties performing services for the Fund and (2) preparation and filing of reports required by federal securities and "blue sky" laws, shareholder reports and proxy materials.

     Expenses not expressly assumed by the Manager under the Advisory Agreement or by OCC Distributors (the "Distributor") are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, of which the major categories relate to interest, taxes, fees to non-interested trustees, legal and audit expenses, custodian and transfer agent expenses, stock issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

     The Distributor is located at One World Financial Center, New York, New York 10281 and serves as the general distributor for the Fund pursuant to a General Distributors Agreement dated November 5, 1997. Deborah Kaback, Secretary of the Fund, is also the Secretary of the Distributor.


     The Distributor acts as the exclusive agent for the sale of Fund shares in a continuous public offering. Shares of the Fund are sold by the Distributor at net asset value. The Distributor does not receive any compensation from the Fund for acting as the Fund's general distributor.


     For the fiscal year ended December 31, 1996, the total advisory fees accrued or paid by the Equity, Managed, Small Cap, U.S. Government Income and Global Equity Portfolios were $109,057, $972,381, $165,735, $14,797 and $71,811, respectively, of which $18,150, $8,220, $17,823, $14,797 and $37,689, was waived by the Manager. In addition, the Manager reimbursed operating expenses of $19,305 for the U.S. Government Income Portfolio. For the fiscal year ended December 31, 1997, the total advisory fees accrued or paid by the Equity, Managed, Small Cap, U.S. Government Income and Global Equity Portfolios were $199,896, $2,321,835, $498,382, $35,757 and $184,504, respectively, of which
$8,028 and $2,537 was waived by the Manager with respect to the U.S. Government Income Portfolio, and the Global Equity Portfolio, respectively. For the fiscal year ended December 31, 1998, the total advisory fees accrued or paid by the Equity, Managed, Small Cap, U.S. Government Income, Global Equity and Mid Cap Portfolios were $291,218, $5,140,492, $1,089,755, $49,774, $247,144 and $9,473,
respectively, of which $16,027, and $9,473 was waived by the Manager with respect to the U.S. Government Income Portfolio and the Mid Cap Portfolio.

     The advisory fee for the Equity, Global Equity, Managed, Small Cap, Mid Cap and Balanced Portfolios is at the annual rate of .80% on the first $400 million of average daily net assets, .75% on the next $400 million of average daily net assets and .70% of average daily net assets in excess of $800 million. The advisory fee for the U.S. Government Income Portfolio is at the annual rate of
 .60% of average daily net assets.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Manager is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Agreement permits the Manager to act as investment advisor for any other person, firm, or corporation.

     PORTFOLIO TRANSACTIONS. Portfolio decisions are based upon recommendations of the Manager and the judgment of the portfolio managers. As most, if not all, purchases made by the U.S. Government Income Portfolio will be principal transactions at net prices, the Portfolio pays no brokerage commissions; however prices of debt obligations reflect mark-ups and mark-downs which constitute compensation to the executing dealer. The Portfolios will pay brokerage commissions on transactions in listed options and equity securities. Prices of securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to the Fund and/or other accounts of the Manager; information received in connection with directed orders of other accounts managed by the Manager or its affiliates may or may not be useful to the Fund. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager, to make available additional views for consideration and comparison, and to enable the Manager to obtain market information for the valuation of securities held by the Fund. For the year ended December 31, 1998, the aggregate dollar amount involved in such transactions was $68,855,295 with related commissions of $100,584.

     Sales of shares of the Fund, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to brokers and dealers, but only in conformity with the price, execution and other considerations and practices discussed above. The Fund may execute brokerage transactions through CIBC Oppenheimer Corp., Inc. ("CIBC Oppenheimer"), which prior to the consummation of the acquisition by PIMCO Advisors of Oppenheimer Capital and OpCap Advisors on November 4, 1997, was an affiliated broker-dealer.

     The following table presents information as to the allocation of brokerage commissions paid to CIBC Oppenheimer by the Equity, Global Equity, Managed, and Small Cap Portfolios for the year ended December 31, 1996 and for the year ended December 31, 1997.

--------------------------------------
                     TOTAL BROKERAGE
 PORTFOLIO           COMMISSIONS PAID
--------------------------------------
--------------------------------------
                     1996     1997
--------------------------------------
 EQUITY            $14,116   $21,025
--------------------------------------
 MANAGED           107,123   224,795
--------------------------------------
 SMALL CAP          52,990   213,701
--------------------------------------
 GLOBAL EQUITY      41,242    49,976
--------------------------------------

--------------------------------------------------------------------------------
                                             BROKERAGE COMMISSIONS
         PORTFOLIO                          PAID TO CIBC OPPENHEIMER
--------------------------------------------------------------------------------
                                       $ AMOUNTS                      %
--------------------------------------------------------------------------------
                                  1996          1997         1996         1997
--------------------------------------------------------------------------------
 EQUITY                         $ 5,743        $5,221        40.7         24.8
--------------------------------------------------------------------------------
 MANAGED                         61,183        82,229        57.1         36.6
--------------------------------------------------------------------------------
 SMALL CAP                       23,565        76,787        44.5         35.9
--------------------------------------------------------------------------------
 GLOBAL EQUITY                    4,563         4,675        11.1          9.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   TOTAL AMOUNT OF TRANSACTIONS
 PORTFOLIO             WHERE BROKERAGE COMMISSIONS PAID TO CIBC OPPENHEIMER
--------------------------------------------------------------------------------
                             $ AMOUNTS                          %
--------------------------------------------------------------------------------
                        1996             1997             1996           1997
--------------------------------------------------------------------------------
 EQUITY              $5,747,719      $4,578,999            50.5          32.9
--------------------------------------------------------------------------------
 MANAGED             50,188,690      78,122,478            59.0          36.2
--------------------------------------------------------------------------------
 SMALL CAP            8,870,059      32,932,369            45.4          38.1
--------------------------------------------------------------------------------
 GLOBAL EQUITY        4,995,531       5,840,385            33.6          27.0
--------------------------------------------------------------------------------

(1)The Fund did not effect principal transactions with CIBC Oppenheimer while it was an affiliated broker-dealer. When the Fund effects principal transactions with other broker-dealers commissions are imputed.

The Manager and its parent Oppenheimer Capital currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Manager to cause purchase or sale transactions to be allocated among the Fund and others whose assets it or Oppenheimer Capital manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing each portfolio of the Fund and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Manager or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.



                          DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each of the Portfolios of the Fund is determined each day the New York Stock Exchange (the "NYSE") is open, at the close of the regular trading session of the NYSE that day, by dividing the value of the Fund's net assets by the number of shares outstanding. The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King's Birthday, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

     Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect on the date of valuation.

     The Fund's Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio's debt securities.
The service selected by the Manager creates and maintains price matrices of U.S. Government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing service are valued based upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board of Trustees' procedures. Short-term (having a remaining maturity of more than sixty days) debt securities are valued on a "marked-to-market" basis, that is, at prices based upon market quotations for securities of similar type, yield, quality and maturity. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost or value.

     Puts and calls are valued at the last sales price therefor, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date the Portfolio will realize a gain equal to the amount of the premium received. If a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.


                         DIVIDENDS, DISTRIBUTIONS AND TAXES

     The dividend policies of the Portfolios are discussed in the Prospectus. In computing interest income, these Portfolios will accrete any discount or amortize any premium resulting from the purchase of debt securities except for mortgage or other receivables-backed obligations subject to monthly payment of principal and interest.

     CAPITAL GAINS AND LOSSES. Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months, regardless of how long you have held your shares. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.


                    PORTFOLIO YIELD AND TOTAL RETURN INFORMATION

     The performance information shown below reflects deductions for all charges, expenses and fees of the Fund but does not reflect charges and deductions which are, or may be, imposed under the Contracts.

     Yield information may be useful to investors in reviewing the Fund's performance. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in any of the Portfolios of the Fund is not insured; its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The Fund's yield is affected by portfolio quality, portfolio maturity, type of instruments held, and operating expenses. When comparing a Portfolio's yield with that of other investments, investors should understand that certain other investment alternatives such as money market instruments or bank accounts provide fixed yields and also that bank accounts may be insured.

                YIELD FOR 30-DAY PERIOD ENDED DECEMBER 31, 1998 FOR
             U.S. GOVERNMENT INCOME PORTFOLIO OF OCC ACCUMULATION TRUST

                                                                 YIELD

          U.S. GOVERNMENT INCOME PORTFOLIO                       4.58%
                                                                 -----


     Current yield is calculated according to the following formula:

                                     x      6
                            YIELD=2(--- + 1)  -1
                                    cd
                            --------------------


Where:

x = daily net investment income, based upon the subtraction of daily accrued expenses from daily accrued income of the portfolio. Income is accrued daily for each day of the indicated period based upon yield-to-maturity of each obligation held in the portfolio as of the day before the beginning of any thirty-day period or as of contractual settlement date for securities acquired during the period. Mortgage and other receivables-backed securities calculate income using coupon rate and outstanding principal amount.

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d =  the maximum offering price per share on the last day of the period.


     Yield does not reflect capital gains or losses, non-recurring or irregular income. Gain or loss attributable to actual monthly paydowns on mortgage or other receivables-backed obligations purchased at a discount or premium is reflected as an increase or decrease in interest income during the period.

     A Portfolio's average annual total return represents an annualization of the Portfolio's total return ("T" in the formula below), over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 investment, ("P" in the formula below) made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("N" in the formula below). The following formula will be used to compute the average annual total return for each Portfolio (other than the Money Market Portfolio):


                                           N
                                  P (1 + T)  = ERV

     In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year by year or other types of total return figures.

     Total returns quoted in advertising reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Portfolio's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return that would equal 100% growth on a compounded basis in ten years.

     In addition to average annual returns, each Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

     From time to time the Portfolios may refer in advertisements to rankings and performance statistics published by (1) recognized mutual fund performance rating services including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc., (2) recognized indices including but not limited to the S&P 500 Index, S&P Mid Cap Index, the Wilshire 750 Mid Cap Index, the Russell Mid Cap Index, Dow Jones Industrial Average, Consumer Price Index, EAFE Index, Russell 2000 Index, the Morgan Stanley Capital International (MSCI) World Index and the Lehman Brothers US Government Bond Index and (3) Money Magazine and other financial publications including but not limited to magazines, newspapers and newsletters. Performance statistics may include total returns, measures of volatility or other methods of portraying performance based on the method used by the publishers of the information. In addition, comparisons may be made between yields on certificates of deposit and U.S. government securities and corporate bonds, and may refer to current or historic financial or economic trends or conditions.




   AVERAGE ANNUAL TOTAL RETURN OF EQUITY, MID CAP, MANAGED, SMALL CAP, U.S. GOVERNMENT INCOME AND GLOBAL EQUITY PORTFOLIOS OF OCC ACCUMULATION TRUST(1),(2)


                       FOR THE ONE YEAR   FOR THE FIVE YEAR    FOR THE PERIOD
 PORTFOLIO               PERIOD ENDED      PERIOD ENDED     FROM INCEPTION TO
                       DECEMBER 31, 1998  DECEMBER 31, 1998  DECEMBER 31, 1998*
----------             -----------------  ----------------- -------------------
 EQUITY                     11.86%          20.28%               17.00%
 MID CAP                   N/A             N/A                   (1.62)%
 MANAGED                     7.12%          19.15%               18.99%
 SMALL CAP                  (9.03)%          8.53%               12.85%
 U.S. GOVERNMENT INCOME      8.15%         N/A                    7.78%
 GLOBAL EQUITY              13.29%         N/A                   15.96%

     (1)On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Equity, Small Cap and Managed Portfolios immediately after the transaction were $86,789,755, $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Equity, Small Cap and Managed Portfolios, $3,764,598, $8,129,274 and $51,345,102, respectively, with respect to the Fund.

     For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.

     (2)Reflects waiver of all or a portion of the advisory fees and the assumption of other expenses for certain Portfolios by the Manager. Without such waivers and assumptions, the average annual total return during the periods would have been lower.



     *Inception date of the Global Equity Portfolio is March 1, 1995; the inception date of the U.S. Government Income Portfolio is January 3, 1995 and the inception date of the Mid Cap Portfolio is February 9, 1998. The Equity, Managed and Small Cap Portfolios commenced operations as part of the Fund on September 16, 1994. The Old Trust commenced operations on August 1, 1988.

                               ADDITIONAL INFORMATION

     DESCRIPTION OF THE TRUST. The Fund was formed under the laws of Massachusetts as a business trust on May 12, 1994 under the name Quest for Value Asset Builder Trust and is an open-end, diversified management investment company. The name of the Fund was changed to Quest for Value Accumulation Trust and then to OCC Accumulation Trust. It is not contemplated that share certificates will be issued or regular annual meetings of the shareholders will be held. The Fund will provide without charge to any shareholder, upon request to the Secretary at the Fund's principal office, (a) a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of beneficial interest of each series which the Fund is authorized to issue, (b) the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and (c) the authority of the Board of Trustees to set the reliable rights and preferences of subsequent series. Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Fund's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

     The Declaration of Trust contains an express disclaimer of shareholder liability for the Fund's obligations, and provides that the Fund shall indemnify any shareholder who is held personally liable for the obligations of the Fund. It also provides that the Fund shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of the Fund and shall satisfy any judgment thereon.

Thus, while Massachusetts law permits a shareholder of a trust (such as the Fund) to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to the relatively remote circumstance in which the Fund itself would be unable to meet the obligations described above.

     POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a class only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.

     Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     DISTRIBUTION AGREEMENT. Under the Distribution Agreement between each Portfolio and the Distributor, the Distributor acts as the Portfolio's agent in the continuous public offering of its shares. Expenses normally attributed to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as independent accountants of the Fund; their services include auditing the annual financial statements of each Portfolio as well as other related services.

  OCC ACCUMULATION TRUST                                       DECEMBER 31, 1998
--------------------------------------------------------------------------------
  SCHEDULES OF INVESTMENTS

  EQUITY PORTFOLIO


-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTE -- 2.6%
$ 1,300,000    Federal Home Loan Bank,
                 4.30%, 1/4/99
                 (cost -- $1,299,534)                              $  1,299,534
                                                                   ------------

SHORT-TERM CORPORATE NOTES -- 15.9%
AUTOMOTIVE -- 3.6%
  1,755,000    Ford Motor Credit Corp.,
                 5.31%, 1/11/99                                       1,752,411
                                                                   ------------
MACHINERY/ENGINEERING -- 4.1%
  2,000,000    Deere & Co.,
                 5.46%, 1/7/99                                        1,998,180
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 4.7%
    760,000    American Express Credit Corp.,
                 5.15%, 1/15/99                                         758,478
               Household Finance Corp.
    205,000    5.08%, 1/19/99                                           204,479
  1,300,000    5.37%, 1/8/99                                          1,298,643
                                                                   ------------
                                                                      2,261,600
                                                                   ------------
OIL/GAS -- 3.5%
  1,720,000    Chevron Oil Finance Co.,
                 5.30%, 1/12/99                                       1,717,215
                                                                   ------------
Total Short-Term Corporate Notes
  (cost -- $7,729,406)                                                7,729,406
                                                                   ------------


-------------------------------------------------------------------------------
SHARES                                                                  VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 84.7%
ADVERTISING -- 3.6%
     14,600    Omnicom Group                                            846,800
     15,000    WPP Group plc ADR                                        926,250
                                                                   ------------
                                                                      1,773,050
                                                                   ------------
AEROSPACE/DEFENSE -- 4.4%
     33,000    AlliedSignal, Inc.                                     1,462,312
     12,000    General Dynamics Corp.                                   703,500
                                                                   ------------
                                                                      2,165,812
                                                                   ------------
AUTOMOTIVE -- 2.9%
     42,560    LucasVarity Corp. plc ADR                              1,425,760
                                                                   ------------
BANKING -- 5.5%
     15,000    BankBoston Corp.                                         584,063
     17,390    Citigroup, Inc.                                          860,805
     30,330    Wells Fargo & Co.                                      1,211,304
                                                                   ------------
                                                                      2,656,172
                                                                   ------------
CHEMICALS -- 1.3%
     12,000    du Pont (E.I.) de Nemours & Co.                          636,750
                                                                   ------------
COMPUTER SERVICES -- 1.1%
     12,000    Sabre Group Holdings, Inc.*                              534,000
                                                                   ------------


-------------------------------------------------------------------------------
SHARES                                                                  VALUE
-------------------------------------------------------------------------------
CONGLOMERATES -- 6.2%
     19,000    Minnesota Mining & Manufacturing Co.                $  1,351,375
     22,000    Textron, Inc.                                          1,670,625
                                                                   ------------
                                                                      3,022,000
                                                                   ------------
CONSUMER PRODUCTS -- 2.5%
     27,000    Avery Dennison Corp.                                   1,216,687
                                                                   ------------
DRUGS & MEDICAL PRODUCTS -- 1.6%
     18,084    Becton, Dickinson & Co.                                  771,961
                                                                   ------------
ELECTRONICS -- 4.8%
     10,000    Avnet, Inc.                                              605,000
      4,000    Conexant Systems, Inc. (1)*                               67,000
     42,000    Rockwell International Corp. (2)                       1,687,875
                                                                   ------------
                                                                      2,359,875
                                                                   ------------
FOOD SERVICES -- 3.3%
     12,715    Diageo plc ADR                                           588,069
     13,500    McDonald's Corp.                                       1,034,437
                                                                   ------------
                                                                      1,622,506
                                                                   ------------
HEALTH & HOSPITALS -- 1.6%
     28,750    Tenet Healthcare Corp.*                                  754,688
                                                                   ------------
INSURANCE -- 19.5%
     56,100    ACE Ltd.                                               1,931,944
     14,744    AFLAC, Inc.                                              648,736
      2,839    American International Group, Inc.                       274,318
        420    Berkshire Hathaway, Inc. (Class B)                       987,000
     41,161    Conseco, Inc.                                          1,257,983
     42,000    Everest Reinsurance Holdings, Inc.                     1,635,375
     30,602    EXEL Ltd.                                              2,295,150
     13,000    RenaissanceRe Holdings Ltd.                              476,125
                                                                   ------------
                                                                      9,506,631
                                                                   ------------
LEISURE -- 1.7%
     17,000    Carnival Corp.                                           816,000
                                                                   ------------
MACHINERY/ENGINEERING -- 5.0%
     16,000    Caterpillar, Inc.                                        736,000
     46,000    Dover Corp.                                            1,684,750
                                                                   ------------
                                                                      2,420,750
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 4.5%
     19,912    Countrywide Credit Industries, Inc.                      999,334
     18,620    Federal Home Loan Mortgage Corp.                       1,199,826
                                                                   ------------
                                                                      2,199,160
                                                                   ------------
PRINTING/PUBLISHING -- 2.4%
      9,000    Donnelley (R.R.) & Sons Co.                              394,313
     24,000    Reed International plc ADR                               756,000
                                                                   ------------
                                                                      1,150,313
                                                                   ------------
RETAIL -- 2.0%
     15,888    May Department Stores Co.                                959,238
                                                                   ------------
TECHNOLOGY -- 0.8%
      9,000    Computer Associates International, Inc.                  383,625
                                                                   ------------

* Non-income producing security
(1) Shares distributed to holders of Rockwell International Corp.
   on January 4, 1999.
(2) Value shown net of spin-off of Conexant Systems, Inc. on January 4, 1999.

  OCC ACCUMULATION TRUST                                       DECEMBER 31, 1998
--------------------------------------------------------------------------------
  SCHEDULES OF INVESTMENTS (continued)


-------------------------------------------------------------------------------
SHARES                                          VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS -- 2.9%
     14,000    Motorola, Inc.                                      $    854,875
      6,000    Sprint Corp. (FON Group)                                 504,750
      3,000    Sprint Corp. (Pcs Group)*                                 69,375
                                                                   ------------
                                                                      1,429,000
                                                                   ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 3.4%
     31,000    Philip Morris Cos., Inc.                               1,658,500
                                                                   ------------
TRANSPORTATION -- 3.7%
     23,600    AMR Corp.*                                             1,401,250
     21,000    Canadian Pacific Ltd.                                    396,375
                                                                   ------------
                                                                      1,797,625
                                                                   ------------
Total Common Stocks
  (cost -- $32,064,612)                                              41,260,103
                                                                   ------------
Total Investments
  (cost -- $41,093,552)                                   103.2%   $ 50,289,043
Liabilities in Excess of Other Assets                      (3.2)     (1,578,332)
                                                          -----    ------------
Total Net Assets                                          100.0%   $ 48,710,711
                                                          -----    ------------
                                                          -----    ------------

  SMALL CAP PORTFOLIO


-------------------------------------------------------------------------------
SHARES                                                                 VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTE -- 0.6%
    965,000    Federal Home Loan Bank,
                 4.30%, 1/4/99
                 (cost -- $964,654)                                     964,654
                                                                   ------------
SHORT-TERM CORPORATE NOTES -- 12.0%
AUTOMOTIVE -- 4.1%
               Ford Motor Credit Corp.,
  2,335,000    5.28%, 1/8/99                                          2,332,603
  4,025,000    5.41%, 1/5/99                                          4,022,580
                                                                   ------------
                                                                      6,355,183
                                                                   ------------
MACHINERY/ENGINEERING -- 3.8%
    693,000    Deere & Co.,
                 5.32%, 1/11/99                                         691,976
  5,180,000    Deere (John) Capital Corp.,
                 5.24%, 1/11/99                                       5,172,460
                                                                   ------------
                                                                      5,864,436
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 4.0%
  5,235,000    American Express Credit Corp.,
                 5.05%, 1/12/99                                       5,226,922
  1,000,000    Norwest Financial Inc.,
                 5.50%, 1/22/99                                         996,792
                                                                   ------------
                                                                      6,223,714
                                                                   ------------
TECHNOLOGY -- 0.1%
    110,000    IBM Credit Corp.,
                 5.17%, 1/19/99                                         109,716
                                                                   ------------
Total Short-Term Corporate Notes
  (cost -- $18,553,049)                                              18,553,049
                                                                   ------------


-------------------------------------------------------------------------------
SHARES                                                                VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 87.3%
AGRICULTURE -- 1.0%
     50,600    Agribrands International, Inc.*                     $  1,518,000
                                                                   ------------
AUTOMOTIVE -- 2.4%
     65,500    Borg-Warner Automotive, Inc.                           3,655,719
                                                                   ------------
CHEMICALS -- 8.3%
    153,200    Hanna (M.A.) Co.                                       1,886,275
     55,900    McWhorter Technologies, Inc.*                          1,278,712
    161,200    Schulman (A.), Inc.                                    3,657,225
    230,000    TETRA Technologies, Inc.*                              2,525,469
    225,700    Triarc Companies, Inc.*                                3,611,200
                                                                   ------------
                                                                     12,958,881
                                                                   ------------
COMPUTER SERVICES -- 4.2%
    176,767    BancTec, Inc.*                                         2,220,635
    164,300    Wallace Computer Services, Inc.                        4,333,413
                                                                   ------------
                                                                      6,554,048
                                                                   ------------
CONGLOMERATES -- 1.9%
    162,000    GP Strategies Corp.*                                   2,430,000
     29,300    U.S. Industries, Inc.                                    545,712
                                                                   ------------
                                                                      2,975,712
                                                                   ------------
CONTAINERS -- 0.2%
     15,000    AEP Industries, Inc.*                                    326,250
                                                                   ------------
DRUGS & MEDICAL PRODUCTS -- 1.2%
     30,200    Dentsply International, Inc.                             777,650
     66,000    Vital Signs, Inc.                                      1,155,000
                                                                   ------------
                                                                      1,932,650
                                                                   ------------
ELECTRONICS -- 6.8%
     87,900    CTS Corp.                                              3,823,650
    165,400    Exar Corp.*                                            2,667,075
    219,500    General Semiconductor, Inc.*                           1,797,156
     14,700    Oak Industries, Inc.*                                    514,500
     54,800    Technitrol, Inc.                                       1,746,750
                                                                   ------------
                                                                     10,549,131
                                                                   ------------
ENERGY -- 5.0%
    106,100    Basin Exploration, Inc.*                               1,332,881
    138,000    Cabot Oil & Gas Corp.                                  2,070,000
    250,700    KCS Energy, Inc.                                         767,769
     99,800    Nuevo Energy Co.*                                      1,147,700
    135,400    St. Mary Land & Exploration Co.                        2,504,900
                                                                   ------------
                                                                      7,823,250
                                                                   ------------
HEALTH & HOSPITALS -- 7.3%
    240,200    American Medical Security
                 Group, Inc.                                          3,437,863
     65,600    Corvel Corp.*                                          2,312,400
    230,000    Magellan Health Services, Inc.*                        1,926,250
     47,400    Trigon Healthcare, Inc.*                               1,768,612
    222,500    United Wisconsin Services, Inc.                        1,932,969
                                                                   ------------
                                                                     11,378,094
                                                                   ------------

  * Non-income producing security

  OCC ACCUMULATION TRUST                                       DECEMBER 31, 1998
--------------------------------------------------------------------------------
  SCHEDULES OF INVESTMENTS (continued)


-------------------------------------------------------------------------------
SHARES                                                              VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSURANCE -- 18.6%
    157,500    Annuity & Life Re Holdings Ltd.                     $  4,252,500
    128,600    Chartwell Re Corp.                                     3,054,250
    168,000    CNA Surety Corp.                                       2,646,000
     70,100    Delphi Financial Group, Inc. (Class A)                 3,675,869
    122,600    Enhance Financial Services Group, Inc.                 3,678,000
     70,700    E.W. Blanch Holdings, Inc.                             3,353,831
     27,900    Horace Mann Educators Corp.                              795,150
    122,500    RenaissanceRe Holdings Ltd.                            4,486,562
    117,900    Terra Nova (Bermuda) Holdings Ltd.                     2,976,975
                                                                   ------------
                                                                     28,919,137
                                                                   ------------
MACHINERY/ENGINEERING -- 3.0%
    109,246    Albany International Corp.                             2,068,847
    155,500    Flowserve Corp.                                        2,575,469
                                                                   ------------
                                                                      4,644,316
                                                                   ------------
MANUFACTURING -- 6.3%
    135,700    Artesyn Technologies, Inc.*                            1,899,800
    224,200    Baldwin Technology, Inc. (Class A)*                    1,261,125
    212,000    Guilford Mills, Inc.                                   3,537,750
    187,700    Lydall, Inc.*                                          2,228,938
     20,100    Precision Castparts Corp.                                889,425
                                                                   ------------
                                                                      9,817,038
                                                                   ------------
PRINTING/PUBLISHING -- 3.0%
    338,700    Hollinger International, Inc.                          4,720,631
                                                                   ------------
REAL ESTATE -- 0.1%
      5,689    Security Capital Group, Inc. (Class B)*                   77,157
                                                                   ------------
TECHNOLOGY -- 10.7%
     58,500    Adaptec, Inc.*                                         1,027,406
     82,900    Harman International Industries, Inc.                  3,160,563
    147,800    Unitrode Corp.*                                        2,586,500
    153,500    Volt Information Sciences, Inc.*                       3,463,344
    229,400    Wang Laboratories, Inc.*                               6,365,850
                                                                   ------------
                                                                     16,603,663
                                                                   ------------
TEXTILES/APPAREL -- 3.4%
    411,800    Paxar Corp.*                                           3,680,462
     49,500    Westpoint Stevens, Inc. *                              1,562,344
                                                                   ------------
                                                                      5,242,806
                                                                   ------------
TRANSPORTATION -- 3.9%
    154,600    Air Express International Corp.                        3,362,550
    163,650    Interpool, Inc.                                        2,741,138
                                                                   ------------
                                                                      6,103,688
                                                                   ------------
Total Common Stocks
  (cost -- $139,676,683)                                            135,800,171
                                                                   ------------
Total Investments
  (cost -- $159,194,386)                                   99.9%   $155,317,874
Other Assets in Excess of Liabilities                       0.1         188,060
                                                          -----    ------------
Total Net Assets                                          100.0%   $155,505,934
                                                          -----    ------------
                                                          -----    ------------


  MANAGED PORTFOLIO

-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY NOTES -- 0.3%
$  800,000     Federal Farm Credit Bank,
                 5.06%, 1/12/99                                    $    798,763
  1,135,000    Federal Home Loan Bank,
                 5.125%, 1/22/99                                      1,131,607
                                                                   ------------
Total U.S. Government Agency Notes
  (cost -- $1,930,370)                                                1,930,370
                                                                   ------------
SHORT-TERM CORPORATE NOTES -- 17.7%
AUTOMOTIVE -- 3.7%
               Ford Motor Credit Corp.,
  1,865,000      4.88%, 2/1/99                                        1,857,163
  4,565,000      5.26%, 1/11/99                                       4,558,330
 18,250,000      5.41%, 1/5/99                                       18,239,030
  3,910,000    General Motors Acceptance Corp.,
                 5.28%, 1/5/99                                        3,907,706
                                                                   ------------
                                                                     28,562,229
                                                                   ------------
INSURANCE -- 2.8%
 21,975,000    Prudential Funding Corp.,
                 4.70%, 2/4/99                                       21,877,455
                                                                   ------------
MACHINERY/ENGINEERING -- 3.5%
 27,400,000    Deere (John) Capital Corp.,
                 5.24%, 1/11/99                                      27,360,118
                                                                   ------------
MISCELLANEOUS FINANCIAL SERVICES -- 1.1%
  1,100,000    American Express Credit Corp.,
                 5.15%, 1/15/99                                       1,097,797
  7,470,000    Household Finance Corp.,
                 5.08%, 1/19/99                                       7,451,026
                                                                   ------------
                                                                      8,548,823
                                                                   ------------
OIL/GAS -- 2.5%
 19,305,000    Chevron USA, Inc.,
                 5.30%, 1/12/99                                      19,273,737
                                                                   ------------
TECHNOLOGY -- 4.1%
 31,930,000    IBM Credit Corp.,
                 5.17%, 1/19/99                                      31,847,461
                                                                   ------------
Total Short-Term Corporate Notes
  (cost -- $137,469,823)                                            137,469,823
                                                                   ------------
U.S. TREASURY NOTES AND BONDS -- 0.1%
    700,000      6.25%, 8/15/23                                         782,362
    297,500      7.875%, 8/15/01                                        320,741
                                                                   ------------
Total U.S. Treasury Notes and Bonds
  (cost -- $878,024)                                                  1,103,103
                                                                   ------------


-------------------------------------------------------------------------------
SHARES                                                                  VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 81.6%
AEROSPACE/DEFENSE -- 3.3%
     88,700    AlliedSignal, Inc.                                     3,930,519
    672,400    Boeing Co.                                            21,937,050
                                                                   ------------
                                                                     25,867,569
                                                                   ------------

  * Non-income producing security

  OCC ACCUMULATION TRUST                                       DECEMBER 31, 1998
--------------------------------------------------------------------------------
  SCHEDULES OF INVESTMENTS (continued)


-------------------------------------------------------------------------------
SHARES                                                                 VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BANKING -- 13.9%
    477,000    BankBoston Corp.                                    $ 18,573,187
    759,500    Citigroup, Inc.                                       37,595,250
     32,000    M & T Bank Corp.                                      16,606,000
    885,000    Wells Fargo & Co.                                     35,344,688
                                                                   ------------
                                                                    108,119,125
                                                                   ------------

CHEMICALS -- 7.6%
    130,000    Dow Chemical Co.                                      11,821,875
    532,000    du Pont (E.I.) de Nemours & Co.                       28,229,250
    119,200    Hercules, Inc.                                         3,263,100
    240,000    Monsanto Co.                                          11,400,000
    200,000    Solutia, Inc.                                          4,475,000
                                                                   ------------
                                                                     59,189,225
                                                                   ------------
CONGLOMERATES -- 4.4%
    270,000    Minnesota Mining &
                 Manufacturing Co.                                   19,203,750
    167,600    Tenneco, Inc.                                          5,708,875
    125,000    Textron, Inc.                                          9,492,187
                                                                   ------------
                                                                     34,404,812
                                                                   ------------

CONSUMER PRODUCTS -- 1.4%
    474,500    Mattel, Inc.                                          10,824,531
                                                                   ------------

DRUGS & MEDICAL PRODUCTS -- 0.7%
    120,000    Becton, Dickinson & Co.                                5,122,500
                                                                   ------------

ENERGY -- 1.1%
    300,000    Unocal Corp.                                           8,756,250
                                                                   ------------

FOOD SERVICES -- 9.1%
    617,000    Diageo plc ADR                                        28,536,250
    547,200    McDonald's Corp.                                      41,929,200
                                                                   ------------
                                                                     70,465,450
                                                                   ------------
INSURANCE -- 5.8%
    434,100    ACE Ltd.                                              14,949,319
    396,600    EXEL Ltd.                                             29,745,000
                                                                   ------------
                                                                     44,694,319
                                                                   ------------
MACHINERY/ENGINEERING -- 1.9%
    329,500    Caterpillar, Inc.                                     15,157,000
                                                                   ------------

MANUFACTURING -- 2.8%
    550,000    ITT Industries, Inc.                                  21,862,500
                                                                   ------------

MEDIA/BROADCASTING -- 7.8%
    630,000    News Corp. Ltd. ADR +                                 15,553,125
    730,000    Time Warner, Inc.                                     45,305,625
                                                                   ------------
                                                                     60,858,750
                                                                   ------------

MISCELLANEOUS FINANCIAL SERVICES -- 6.5%
    780,000    Federal Home Loan Mortgage Corp.                      50,261,250
                                                                   ------------

PAPER PRODUCTS -- 1.8%
    351,000    Champion International Corp.                          14,215,500
                                                                   ------------

PRINTING/PUBLISHING -- 2.1%
    350,000    Donnelley (R.R.) & Sons Co.                           15,334,375
     20,000    Reed International plc ADR                               630,000
                                                                   ------------
                                                                     15,964,375
                                                                   ------------

REAL ESTATE -- 0.1%
      1,399    Security Capital Group Inc., (Class A) *                 923,065
                                                                   ------------
-------------------------------------------------------------------------------
SHARES                                                               VALUE
-------------------------------------------------------------------------------
TECHNOLOGY -- 1.3%
    240,000    Computer Associates International, Inc.             $ 10,230,000
                                                                   ------------
TELECOMMUNICATIONS -- 4.9%
    250,200    Sprint Corp. (FON Group)                              21,048,075
    257,800    US West, Inc.                                         16,660,325
                                                                   ------------
                                                                     37,708,400
                                                                   ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 3.3%
    475,000    Philip Morris Cos., Inc.                              25,412,500
                                                                   ------------
TRANSPORTATION -- 1.8%
    240,000    UAL Corp.*                                            14,325,000
                                                                   ------------
Total Common Stocks
  (cost -- $562,602,211)                                            634,362,121
                                                                   ------------
Total Investments
  (cost -- $702,880,428)                                   99.7%   $774,865,417
Other Assets in Excess of Liabilities                       0.3       2,221,706
                                                          -----    ------------
Total Net Assets                                          100.0%   $777,087,123
                                                          -----    ------------
                                                          -----    ------------

  U.S. GOVERNMENT INCOME PORTFOLIO


-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                 VALUE
-------------------------------------------------------------------------------
U.S. TREASURY NOTES AND BONDS -- 50.1%
    475,000    5.625%, 10/31/99                                         478,563
    375,000    5.875%, 11/30/01                                         387,656
     95,000    6.25%, 4/30/01                                            98,340
  1,450,000    6.50%, 5/31/02                                         1,530,881
    885,000    6.50%, 10/15/06                                          981,660
  1,450,000    7.25%, 8/15/22                                         1,804,800
                                                                   ------------
Total U.S. Treasury Notes and Bonds
  (cost -- $5,152,219)                                                5,281,900
                                                                   ------------

U.S. GOVERNMENT AGENCY NOTES -- 33.5%
     75,000    Federal Farm Credit Bank,
                 8.65%, 10/1/99                                          77,004
               Federal Home Loan Bank,
    345,000    6.90%, 2/7/07                                            378,800
    100,000    8.09%, 12/28/04                                          114,250
    155,000    8.60%, 8/25/99                                           158,463
               Federal Home Loan Mortgage Corp.,
     65,000    4.85%, 2/2/99                                             64,720
    175,000    6.22%, 3/24/03                                           182,082
    300,000    7.71%, 6/21/04                                           303,561
    125,000    7.75%, 11/7/01                                           133,848
    150,000    8.115%, 1/31/05                                          171,843
               Federal National Mortgage Assoc.,
     95,000    5.16%, 1/15/99                                            94,809
    550,000    6.00%, 5/15/08                                           580,591
    150,000    9.20%, 9/11/00                                           160,101
    100,000    Student Loan Marketing Assoc., 7.20%, 11/9/00            103,812
  1,000,000    Tennessee Valley Authority, 5.375%, 11/13/08           1,002,660
                                                                   ------------
Total U.S. Government Agency Notes
  (cost -- $3,457,686)                                                3,526,544
                                                                   ------------

  * Non-income producing security
   + Preferred stock

  OCC ACCUMULATION TRUST                                       DECEMBER 31, 1998
--------------------------------------------------------------------------------
  SCHEDULES OF INVESTMENTS (concluded)


-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
-------------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES -- 13.2%
               Federal National Mortgage Assoc.,
 $  147,301    6.00%, 3/1/13                                       $    147,669
    147,370    6.50%, 5/1/26                                            148,382
    191,623    6.50%, 1/1/28                                            192,880
    318,520    6.50%, 2/1/28                                            320,610
      2,975    9.00%, 8/1/02                                              3,034
      8,866    9.50%, 12/1/06                                             9,144
     21,359    9.50%, 3/1/19                                             22,934
     43,455    9.50%, 12/1/19                                            46,496
               Government National Mortgage Assoc.,
    328,734    7.00%, 3/15/28                                           336,334
    162,744    7.00%, 4/15/28                                           166,507
                                                                   ------------
Total Mortgage-Related Securities
  (cost -- $1,368,586)                                                1,393,990
                                                                   ------------


-------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                  VALUE
-------------------------------------------------------------------------------
CORPORATE NOTES -- 2.2%

CONGLOMERATES -- 1.0%
 $  100,000    General Electric Capital Corp.,   8.375%, 3/1/01    $    106,627
                                                                   ------------

MISCELLANEOUS FINANCIAL SERVICES -- 1.2%
    125,000    International Lease Finance Corp.,   6.125%,
                 11/1/99                                                125,646
                                                                   ------------
Total Corporate Notes
  (cost -- $226,678)                                                    232,273
                                                                   ------------
Total Investments
  (cost -- $10,205,169)                                    99.0%   $ 10,434,707
Other Assets in Excess of Liabilities                       1.0         107,255
                                                          -----    ------------
Total Net Assets                                          100.0%   $ 10,541,962
                                                          -----    ------------
                                                          -----    ------------

  See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                                            U.S. GOVERNMENT
                                  EQUITY       SMALL CAP       MANAGED          INCOME
                                 PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
                                -----------   ------------   ------------   ----------------
ASSETS
Investments, at value
  (cost -- $41,093,552,
  $159,194,386, $702,880,428,
  and $10,205,169,
  respectively)...............  $50,289,043   $155,317,874   $774,865,417     $ 10,434,707
Cash..........................        7,456          2,392          7,521              996
Receivable from investments
  sold........................      260,030        443,020      1,708,517               --
Receivable from fund shares
  sold........................      197,790        142,176        267,323               --
Dividends receivable..........       35,153         61,146        528,204               --
Interest receivable...........           --             --         25,374          122,339
Receivable from investment
  adviser.....................           --             --             --            1,478
Other assets..................          504          1,262          5,598              203
                                -----------   ------------   ------------     ------------
            Total Assets......   50,789,976    155,967,870    777,407,954       10,559,723
                                -----------   ------------   ------------     ------------

LIABILITIES
Payable for investments
  purchased...................    2,062,276        347,492             --               --
Payable for fund shares
  redeemed....................           --         79,717        194,272            6,025
Investment advisory fee
  payable.....................        2,106          6,646         32,903               --
Other payables and accrued
  expenses....................       14,883         28,081         93,656           11,736
                                -----------   ------------   ------------     ------------
            Total
               Liabilities....    2,079,265        461,936        320,831           17,761
                                -----------   ------------   ------------     ------------
            Total Net
               Assets.........  $48,710,711   $155,505,934   $777,087,123     $ 10,541,962
                                -----------   ------------   ------------     ------------
                                -----------   ------------   ------------     ------------

COMPOSITION OF NET ASSETS
Par value ($.01 per share)....  $    12,588   $     67,314   $    177,669     $      9,893
Paid-in-capital in excess of
  par.........................   36,745,860    159,773,829    670,274,758       10,303,113
Accumulated undistributed net
     investment income........      496,362        978,615     11,467,176               --
Accumulated net realized gain
     (loss)
     on investments...........    2,260,410     (1,437,312)    23,182,531             (582)
Net unrealized appreciation
     (depreciation)
     on investments...........    9,195,491     (3,876,512)    71,984,989          229,538
                                -----------   ------------   ------------     ------------

            Total Net
               Assets.........  $48,710,711   $155,505,934   $777,087,123     $ 10,541,962
                                -----------   ------------   ------------     ------------
                                -----------   ------------   ------------     ------------

Fund shares outstanding.......    1,258,763      6,731,406     17,766,949          989,297
                                -----------   ------------   ------------     ------------

Net asset value per share.....  $     38.70   $      23.10   $      43.74     $      10.66
                                -----------   ------------   ------------     ------------
                                -----------   ------------   ------------     ------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                          U.S. GOVERNMENT
                                  EQUITY      SMALL CAP       MANAGED        INCOME
                                PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                ----------   ------------   -----------   ---------------
INVESTMENT INCOME
  Dividends (net of foreign
     withholding taxes of
     $5,901, $0, $13,926, and
     $0, respectively)........  $  471,848   $    985,845   $ 9,559,315      $      --
  Interest....................     367,387      1,183,857     7,298,976        494,514
                                ----------   ------------   -----------      ---------
     Total investment
       income.................     839,235      2,169,702    16,858,291        494,514
                                ----------   ------------   -----------      ---------

OPERATING EXPENSES
  Investment advisory fees....     291,218      1,089,755     5,140,492         49,774
  Custodian fees..............      18,905         37,359        78,062         19,574
  Trustees' fees and
     expenses.................      12,509         26,040        38,124         11,825
  Audit fees..................       8,786         10,506        24,053          8,173
  Transfer and dividend
     disbursing agent fees....       8,207         11,076        28,080          7,286
  Reports and notices to
     shareholders.............       2,298         12,665        69,154            742
  Legal fees..................         716          2,550        12,763            165
  Miscellaneous...............       1,062          2,101         2,870          1,711
                                ----------   ------------   -----------      ---------
     Total operating
       expenses...............     343,701      1,192,052     5,393,598         99,250
     Less: Investment advisory
       fees waived............          --             --            --        (16,027)
     Less: Expenses offset....        (828)          (969)       (2,491)          (265)
                                ----------   ------------   -----------      ---------
       Net operating
          expenses............     342,873      1,191,083     5,391,107         82,958
                                ----------   ------------   -----------      ---------
       Net investment
          income..............     496,362        978,619    11,467,184        411,556
                                ----------   ------------   -----------      ---------

REALIZED AND UNREALIZED GAIN
  (LOSS)
  ON INVESTMENTS -- NET
  Net realized gain (loss) on
     investments..............   2,269,575     (1,428,318)   23,587,489        151,330
  Net change in unrealized
     appreciation
     (depreciation) on
     investments..............   1,277,757    (13,507,408)     (185,933)        89,811
                                ----------   ------------   -----------      ---------
       Net realized gain
          (loss) and change in
          unrealized
          appreciation
          (depreciation) on
          investments.........   3,547,332    (14,935,726)   23,401,556        241,141
                                ----------   ------------   -----------      ---------
Net increase (decrease) in net
  assets resulting from
  operations..................  $4,043,694   ($13,957,107)  $34,868,740      $ 652,697
                                ----------   ------------   -----------      ---------
                                ----------   ------------   -----------      ---------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    EQUITY PORTFOLIO
                                                                   --------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------
                                                                         1998                       1997
                                                                   -----------------------    -----------------------
OPERATIONS
  Net investment income.........................................         $   496,362                $   311,417
  Net realized gain (loss) on investments.......................           2,269,575                  1,335,830
  Net change in unrealized appreciation (depreciation) on
    investments.................................................           1,277,757                  4,175,591
                                                                         -----------                -----------
    Net increase (decrease) in net assets resulting from
      operations................................................           4,043,694                  5,822,838
                                                                         -----------                -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.........................................            (311,417)                  (188,895)
  Net realized gains............................................          (1,344,997)                  (672,432)
                                                                         -----------                -----------
    Total dividends and distributions to shareholders...........          (1,656,414)                  (861,327)
                                                                         -----------                -----------
FUND SHARE TRANSACTIONS
  Net proceeds from sales.......................................          25,006,798                 10,880,025
  Proceeds from shares issued in connection with the
    reorganization of the Bond Portfolio........................                  --                         --
  Reinvestment of dividends and distributions...................           1,656,414                    861,327
  Cost of shares redeemed.......................................          (9,159,759)                (7,725,883)
                                                                         -----------                -----------
    Net increase in net assets from fund share transactions.....          17,503,453                  4,015,469
                                                                         -----------                -----------
        Total increase in net assets............................          19,890,733                  8,976,980

NET ASSETS
  Beginning of year.............................................          28,819,978                 19,842,998
                                                                         -----------                -----------
  End of year (including undistributed net investment income of
    $496,362 and $311,417; $978,615 and $397,655; $11,467,176
    and $4,115,641; and $0 and $0; respectively)................         $48,710,711                $28,819,978
                                                                         -----------                -----------
                                                                         -----------                -----------
SHARES ISSUED AND REDEEMED
  Issued........................................................             673,182                    328,269
  Shares issued in connection with the reorganization of the
    Bond Portfolio..............................................                  --                         --
  Issued in reinvestment of dividends and distributions.........              44,976                     28,807
  Redeemed......................................................            (248,628)                  (227,653)
                                                                         -----------                -----------
    Net increase................................................             469,530                    129,423
                                                                         -----------                -----------
                                                                         -----------                -----------


                                                                                 SMALL CAP PORTFOLIO
                                                                  --------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------------------
                                                                         1998                       1997
                                                                  -----------------------    -----------------------
OPERATIONS
  Net investment income.........................................       $     978,619              $     397,656
  Net realized gain (loss) on investments.......................          (1,428,318)                 4,341,925
  Net change in unrealized appreciation (depreciation) on
    investments.................................................         (13,507,408)                 6,375,677
                                                                       -------------              -------------
    Net increase (decrease) in net assets resulting from
      operations................................................         (13,957,107)                11,115,258
                                                                       -------------              -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.........................................            (397,659)                  (226,926)
  Net realized gains............................................          (4,342,119)                (1,600,321)
                                                                       -------------              -------------
    Total dividends and distributions to shareholders...........          (4,739,778)                (1,827,247)
                                                                       -------------              -------------
FUND SHARE TRANSACTIONS
  Net proceeds from sales.......................................          75,017,090                 70,252,565
  Proceeds from shares issued in connection with the
    reorganization of the Bond Portfolio........................                  --                         --
  Reinvestment of dividends and distributions...................           4,739,778                  1,827,247
  Cost of shares redeemed.......................................         (16,118,555)                (5,059,988)
                                                                       -------------              -------------
    Net increase in net assets from fund share transactions.....          63,638,313                 67,019,824
                                                                       -------------              -------------
        Total increase in net assets............................          44,941,428                 76,307,835
NET ASSETS
  Beginning of year.............................................         110,564,506                 34,256,671
                                                                       -------------              -------------
  End of year (including undistributed net investment income of
    $496,362 and $311,417; $978,615 and $397,655; $11,467,176
    and $4,115,641; and $0 and $0; respectively)................       $ 155,505,934              $ 110,564,506
                                                                       -------------              -------------
                                                                       -------------              -------------
SHARES ISSUED AND REDEEMED
  Issued........................................................           3,039,039                  2,800,876
  Shares issued in connection with the reorganization of the
    Bond Portfolio..............................................                  --                         --
  Issued in reinvestment of dividends and distributions.........             177,254                     83,857
  Redeemed......................................................            (677,160)                  (207,710)
                                                                       -------------              -------------
    Net increase................................................           2,539,133                  2,677,023
                                                                       -------------              -------------
                                                                       -------------              -------------


                                                                                  MANAGED PORTFOLIO
                                                                  --------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------------------
                                                                         1998                       1997
                                                                  -----------------------    -----------------------
OPERATIONS
  Net investment income.........................................       $  11,467,184              $   4,115,641
  Net realized gain (loss) on investments.......................          23,587,489                 16,103,603
  Net change in unrealized appreciation (depreciation) on
    investments.................................................            (185,933)                32,559,342
                                                                       -------------              -------------
    Net increase (decrease) in net assets resulting from
      operations................................................          34,868,740                 52,778,586
                                                                       -------------              -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.........................................          (4,115,649)                (2,161,818)
  Net realized gains............................................         (16,508,556)                (6,639,642)
                                                                       -------------              -------------
    Total dividends and distributions to shareholders...........         (20,624,205)                (8,801,460)
                                                                       -------------              -------------
FUND SHARE TRANSACTIONS
  Net proceeds from sales.......................................         339,789,141                260,261,576
  Proceeds from shares issued in connection with the
    reorganization of the Bond Portfolio........................                  --                         --
  Reinvestment of dividends and distributions...................          20,624,205                  8,801,460
  Cost of shares redeemed.......................................         (64,361,982)               (26,977,032)
                                                                       -------------              -------------
    Net increase in net assets from fund share transactions.....         296,051,364                242,086,004
                                                                       -------------              -------------
        Total increase in net assets............................         310,295,899                286,063,130
NET ASSETS
  Beginning of year.............................................         466,791,224                180,728,094
                                                                       -------------              -------------
  End of year (including undistributed net investment income of
    $496,362 and $311,417; $978,615 and $397,655; $11,467,176
    and $4,115,641; and $0 and $0; respectively)................       $ 777,087,123              $ 466,791,224
                                                                       -------------              -------------
                                                                       -------------              -------------
SHARES ISSUED AND REDEEMED
  Issued........................................................           7,796,148                  6,451,958
  Shares issued in connection with the reorganization of the
    Bond Portfolio..............................................                  --                         --
  Issued in reinvestment of dividends and distributions.........             476,642                    243,943
  Redeemed......................................................          (1,520,543)                  (672,569)
                                                                       -------------              -------------
    Net increase................................................           6,752,247                  6,023,332
                                                                       -------------              -------------
                                                                       -------------              -------------

                                                                                   U.S. GOVERNMENT
                                                                                   INCOME PORTFOLIO
                                                                  --------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------------------
                                                                        1998                       1997
                                                                  -----------------------    -----------------------
OPERATIONS
  Net investment income.........................................        $   411,556                $   328,172
  Net realized gain (loss) on investments.......................            151,330                     13,044
  Net change in unrealized appreciation (depreciation) on
    investments.................................................             89,811                    124,161
                                                                        -----------                -----------
    Net increase (decrease) in net assets resulting from
      operations................................................            652,697                    465,377
                                                                        -----------                -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.........................................           (411,556)                  (328,172)
  Net realized gains............................................           (149,402)                    (7,663)
                                                                        -----------                -----------
    Total dividends and distributions to shareholders...........           (560,958)                  (335,835)
                                                                        -----------                -----------
FUND SHARE TRANSACTIONS
  Net proceeds from sales.......................................          5,717,541                  2,093,607
  Proceeds from shares issued in connection with the
    reorganization of the Bond Portfolio........................                 --                  2,172,639
  Reinvestment of dividends and distributions...................            560,300                    335,840
  Cost of shares redeemed.......................................         (2,810,893)                (1,170,351)
                                                                        -----------                -----------
    Net increase in net assets from fund share transactions.....          3,466,948                  3,431,735
                                                                        -----------                -----------
        Total increase in net assets............................          3,558,687                  3,561,277
NET ASSETS
  Beginning of year.............................................          6,983,275                  3,421,998
                                                                        -----------                -----------
  End of year (including undistributed net investment income of
    $496,362 and $311,417; $978,615 and $397,655; $11,467,176
    and $4,115,641; and $0 and $0; respectively)................        $10,541,962                $ 6,983,275
                                                                        -----------                -----------
                                                                        -----------                -----------
SHARES ISSUED AND REDEEMED
  Issued........................................................            535,354                    202,361
  Shares issued in connection with the reorganization of the
    Bond Portfolio..............................................                 --                    212,587
  Issued in reinvestment of dividends and distributions.........             52,582                     32,289
  Redeemed......................................................           (263,013)                  (112,598)
                                                                        -----------                -----------
    Net increase................................................            324,923                    334,639
                                                                        -----------                -----------
                                                                        -----------                -----------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Equity Portfolio, the Small Cap Portfolio, the Managed Portfolio and the U.S. Government Income Portfolio (collectively, the "Portfolios") are four of six portfolios offered in the Trust. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolios. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. Each portfolio is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the -counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     The Equity, Small Cap and Managed Portfolios: Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The U.S. Government Income
Portfolio: Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

     The Trust's portfolios record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not

                             OCC ACCUMULATION TRUST
                   NOTES TO FINANCIAL STATEMENTS ( CONTINUED)
                               DECEMBER 31, 1998

  (D) DIVIDENDS AND DISTRIBUTIONS (CONCLUDED)

require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital. At December 31, 1998, the Trust's portfolios did not have any permanent book-tax differences.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSES OFFSET

     The Portfolios benefit from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolios.

  (H) TRUSTEES' FEES AND EXPENSES

     On October 19, 1998, the Trust adopted a retirement plan that provides for payments upon retirement to independent trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent trustee must serve for a minimum of seven years (or such lessor period as may be approved by the board) to become eligible to receive benefits. The effective date of the retirement plan is January 1, 1999, therefore, no expenses have been accrued for the year ended December 31, 1998.

(2) INVESTMENT ADVISORY FEE

     The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of each Portfolio's net assets as of the close of business each day at the following annual rates: .80% for each of the Equity, Small Cap and Managed Portfolios on the first $400 million, .75% on the next $400 million and .70% thereafter; and .60% for the U.S. Government Income Portfolio. The Adviser is contractually obligated to waive that portion of each advisory fee and to assume any necessary expense to limit total operating expenses of each Portfolio to 1.00% of average net assets (net of expenses offset) on an annual basis. For the year ended December 31, 1998, the Adviser waived $16,027 in investment advisory fees for the U.S. Government Income Portfolio.

(3) PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1998, purchases and sales of investment securities, other than short-term securities, were as follows:

                                                                                                 U.S. GOVERNMENT
                                                    EQUITY        SMALL CAP        MANAGED          INCOME
                                                   PORTOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                  -----------    ------------    ------------    ---------------
Purchases......................................   $21,196,589    $112,798,438    $469,808,429      $ 9,985,862
Sales..........................................     8,644,843      59,424,804     192,301,465        6,536,135

                             OCC ACCUMULATION TRUST
                   NOTES TO FINANCIAL STATEMENTS ( CONCLUDED)
                               DECEMBER 31, 1998

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     At December 31, 1998, the composition of unrealized appreciation (depreciation) on investment securities and the cost of investments for Federal income tax purposes were as follows:

                                                    APPRECIATION    (DEPRECIATION)         NET          TAX COST
                                                    ------------    ---------------    -----------    ------------
Equity Portfolio.................................   $ 10,338,795     ($  1,143,304)    $ 9,195,491    $ 41,093,552
Small Cap Portfolio..............................     15,504,699       (19,536,141)     (4,031,442)    159,349,316
Managed Portfolio................................    110,407,000       (39,173,459)     71,233,541     703,631,876
U.S. Government Income Portfolio.................        238,433            (9,477)        228,956      10,205,751

(5) CAPITAL LOSS CARRYFORWARD

     At December 31, 1998, the Small Cap Portfolio's accumulated net realized capital losses available as a reduction against future net realized capital gains for Federal income tax purposes were $1,282,383, which will expire in 2006. To the extent that these capital loss carryforwards are used to offset future net realized gains, the gains offset will not be distributed to shareholders.

                             OCC ACCUMULATION TRUST
                              FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                          -----------------------------------------     -----------------------------
                                                            NET                                          DISTRIBUTIONS
                                                         REALIZED         TOTAL                             TO
                                                            AND           INCOME        DIVIDENDS TO     SHAREHOLDERS
                            NET ASSET                    UNREALIZED       (LOSS)        SHAREHOLDERS     FROM NET
                             VALUE,         NET          GAIN (LOSS)       FROM         FROM NET         REALIZED
                            BEGINNING     INVESTMENT        ON           INVESTMENT     INVESTMENT       GAINS ON
                            OF PERIOD      INCOME        INVESTMENTS     OPERATIONS      INCOME          INVESTMENTS
                            ---------     ----------     -----------     ----------     ------------     ------------
EQUITY PORTFOLIO
Year Ended
  December 31, 1998.....      $36.52         $0.39           $3.84          $4.23          ($0.39)          ($1.66)
  December 31, 1997.....       30.07          0.39            7.34           7.73           (0.28)           (1.00)
  December 31, 1996.....       25.05          0.21            5.52           5.73           (0.24)           (0.47)
  December 31, 1995.....       18.12          0.31            6.71           7.02           (0.09)              --
September 16, 1994 (3)
  to December 31,
  1994..................       18.57          0.09           (0.54)         (0.45)             --               --

                                                                                                 RATIOS
                                                                                   -----------------------------------
                                                                                    RATIO
                                                                                   OF NET
                                                                                   OPERATING     RATIO
                            TOTAL                                                  EXPENSES     OF NET
                          DIVIDENDS          NET                        NET          TO         INVESTMENT
                             AND            ASSET                     ASSETS,      AVERAGE      INCOME
                          DISTRIBUTIONS     VALUE                      END OF        NET          TO          PORTFOLIO
                          TO SHARE-         END OF      TOTAL          PERIOD      ASSETS       AVERAGE       TURNOVER
                           HOLDERS          PERIOD     RETURN (5)     (000'S)        (6)        NET ASSETS    RATE
                          -------------     ------     ----------     --------     ---------    ----------    --------
EQUITY PORTFOLIO
Year Ended
  December 31, 1998.....     ($ 2.05)       $38.70        11.9%        $48,711        0.94%(2)     1.36%(2)      29%
  December 31, 1997.....       (1.28)        36.52        26.6%         28,820        0.99%        1.25%         32%
  December 31, 1996.....       (0.71)        30.07        23.4%         19,843        0.93%(1)     1.29%(1)      36%
  December 31, 1995.....       (0.09)        25.05        38.9%          9,036        0.72%(1)     1.74%(1)      31%
September 16, 1994 (3)
  to December 31,
  1994..................          --         18.12        (2.4%)         4,281        0.72%(1,4)    1.80%(1,4)     6%

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.15%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995 and 2.09% and 0.43%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                          -----------------------------------------     -----------------------------
                                                            NET                                          DISTRIBUTIONS
                                                         REALIZED         TOTAL                             TO
                                                            AND           INCOME        DIVIDENDS TO     SHAREHOLDERS
                            NET ASSET                    UNREALIZED       (LOSS)        SHAREHOLDERS     FROM NET
                             VALUE,         NET          GAIN (LOSS)       FROM         FROM NET         REALIZED
                            BEGINNING     INVESTMENT        ON           INVESTMENT     INVESTMENT       GAINS ON
                            OF PERIOD      INCOME        INVESTMENTS     OPERATIONS      INCOME          INVESTMENTS
                            ---------     ----------     -----------     ----------     ------------     ------------
SMALL CAP PORTFOLIO
Year Ended
  December 31, 1998.....      $26.37         $0.14          ($2.38)        ($2.24)         ($0.09)          ($0.94)
  December 31, 1997.....       22.61          0.08            4.73           4.81           (0.13)           (0.92)
  December 31, 1996.....       19.91          0.14            3.45           3.59           (0.25)           (0.64)
  December 31, 1995.....       17.38          0.26            2.37           2.63           (0.05)           (0.05)
September 16, 1994 (3)
  to December 31,
  1994..................       17.49          0.06           (0.17)         (0.11)             --               --

                                                                                                 RATIOS
                                                                                   -----------------------------------
                                                                                    RATIO
                                                                                   OF NET
                                                                                   OPERATING     RATIO
                            TOTAL                                                  EXPENSES     OF NET
                          DIVIDENDS          NET                        NET          TO         INVESTMENT
                             AND            ASSET                     ASSETS,      AVERAGE      INCOME
                          DISTRIBUTIONS     VALUE                      END OF        NET          TO          PORTFOLIO
                          TO SHARE-         END OF      TOTAL          PERIOD      ASSETS       AVERAGE       TURNOVER
                           HOLDERS          PERIOD     RETURN (5)     (000'S)        (6)        NET ASSETS    RATE
                          -------------     ------     ----------     --------     ---------    ----------    --------
SMALL CAP PORTFOLIO
Year Ended
  December 31, 1998.....     ($ 1.03)       $23.10        (9.0%)      $155,506        0.88%(2)     0.72%(2)      51%
  December 31, 1997.....       (1.05)        26.37        22.2%        110,565        0.97%        0.64%         68%
  December 31, 1996.....       (0.89)        22.61        18.7%         34,257        0.93%(1)     1.03%(1)      50%
  December 31, 1995.....       (0.10)        19.91        15.2%         16,004        0.74%(1)     1.75%(1)      69%
September 16, 1994 (3)
  to December 31,
  1994..................          --         17.38        (0.6%)         9,210        0.74%(1,4)    1.22%(1,4)    32%

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.


                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                          -----------------------------------------     -----------------------------
                                                            NET                                          DISTRIBUTIONS
                                                         REALIZED         TOTAL                             TO
                                                            AND           INCOME        DIVIDENDS TO     SHAREHOLDERS
                            NET ASSET                    UNREALIZED       (LOSS)        SHAREHOLDERS     FROM NET
                             VALUE,         NET          GAIN (LOSS)       FROM         FROM NET         REALIZED
                            BEGINNING     INVESTMENT        ON           INVESTMENT     INVESTMENT       GAINS ON
                            OF PERIOD      INCOME        INVESTMENTS     OPERATIONS      INCOME          INVESTMENTS
                            ---------     ----------     -----------     ----------     ------------     ------------
MANAGED PORTFOLIO
Year Ended
  December 31, 1998.....      $42.38         $0.60           $2.40          $3.00          ($0.33)          ($1.31)
  December 31, 1997.....       36.21          0.34            7.45           7.79           (0.40)           (1.22)
  December 31, 1996.....       30.14          0.43            6.31           6.74           (0.41)           (0.26)
  December 31, 1995.....       20.83          0.42            9.02           9.44           (0.13)              --
September 16, 1994 (3)
  to December 31,
  1994..................       21.80          0.14           (1.11)         (0.97)             --               --

                                                                                                 RATIOS
                                                                                   -----------------------------------
                                                                                    RATIO
                                                                                   OF NET
                                                                                   OPERATING     RATIO
                            TOTAL                                                  EXPENSES     OF NET
                          DIVIDENDS          NET                        NET          TO         INVESTMENT
                             AND            ASSET                     ASSETS,      AVERAGE      INCOME
                          DISTRIBUTIONS     VALUE                      END OF        NET          TO          PORTFOLIO
                          TO SHARE-         END OF      TOTAL          PERIOD      ASSETS       AVERAGE       TURNOVER
                           HOLDERS          PERIOD     RETURN (5)     (000'S)        (6)        NET ASSETS    RATE
                          -------------     ------     ----------     --------     ---------    ----------    --------
MANAGED PORTFOLIO
Year Ended
  December 31, 1998.....     ($ 1.64)       $43.74         7.1%       $777,087        0.82%(2)     1.74%(2)      37%
  December 31, 1997.....       (1.62)        42.38        22.3%        466,791        0.87%        1.42%         32%
  December 31, 1996.....       (0.67)        36.21        22.8%        180,728        0.84%(1)     1.66%(1)      27%
  December 31, 1995.....       (0.13)        30.14        45.6%         99,188        0.66%(1)     1.85%(1)      22%
September 16, 1994 (3)
  to December 31,
  1994..................          --         20.83        (4.4%)        54,943        0.66%(1,4)    2.34%(1,4)     8%

(1) During the periods noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.


                                                         INCOME FROM                            DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                          -----------------------------------------     -----------------------------
                                                            NET                                          DISTRIBUTIONS
                                                         REALIZED         TOTAL                             TO
                                                            AND           INCOME        DIVIDENDS TO     SHAREHOLDERS
                            NET ASSET                    UNREALIZED       (LOSS)        SHAREHOLDERS     FROM NET
                             VALUE,         NET          GAIN (LOSS)       FROM         FROM NET         REALIZED
                            BEGINNING     INVESTMENT        ON           INVESTMENT     INVESTMENT       GAINS ON
                            OF PERIOD      INCOME        INVESTMENTS     OPERATIONS      INCOME          INVESTMENTS
                            ---------     ----------     -----------     ----------     ------------     ------------
U.S. GOVERNMENT INCOME PORTFOLIO
Year Ended
  December 31, 1998.....      $10.51         $0.53           $0.31          $0.84          ($0.53)          ($0.16)
  December 31, 1997.....       10.38          0.57            0.14           0.71           (0.57)           (0.01)
  December 31, 1996.....       10.62          0.55           (0.24)          0.31           (0.55)              --
January 3, 1995 (3)
  to December 31,
  1995..................       10.00          0.60            0.68           1.28           (0.60)           (0.06)

                                                                                                 RATIOS
                                                                                   -----------------------------------
                                                                                    RATIO
                                                                                   OF NET
                                                                                   OPERATING     RATIO
                            TOTAL                                                  EXPENSES     OF NET
                          DIVIDENDS          NET                        NET          TO         INVESTMENT
                             AND            ASSET                     ASSETS,      AVERAGE      INCOME
                          DISTRIBUTIONS     VALUE                      END OF        NET          TO          PORTFOLIO
                          TO SHARE-         END OF      TOTAL          PERIOD      ASSETS       AVERAGE       TURNOVER
                           HOLDERS          PERIOD     RETURN (5)     (000'S)        (6)        NET ASSETS    RATE
                          -------------     ------     ----------     --------     ---------    ----------    --------
U.S. GOVERNMENT INCOME P
Year Ended
  December 31, 1998.....     ($ 0.69)       $10.66         8.1%        $10,542        1.00%(1,2)    4.96%(1,2)    80%
  December 31, 1997.....       (0.58)        10.51         7.0%          6,983        0.93%(1)     5.51%(1)      80%
  December 31, 1996.....       (0.55)        10.38         3.0%          3,422        0.96%(1)     5.27%(1)      31%
January 3, 1995 (3)
  to December 31,
  1995..................       (0.66)        10.62        13.1%          1,442        0.75%(1,4)    5.75%(1,4)    65%

(1) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.19% and 4.77%, respectively, for the year ended December 31, 1998, 1.06% and 5.37%, respectively, for the year ended December 31, 1997, 2.34% and 3.87%, respectively, for the year ended December 31, 1996 and 4.73% and 1.77%, annualized, respectively, for the period January 3, 1995 (commencement of operations) to December 31, 1995.

------------------

(2) Average net assets for the year ended December 31, 1998, were $36,402,283, $136,219,417, $658,732,358, and $8,295,751 for the Equity, Small Cap,
     Managed, and U.S. Government Income Portfolios, respectively.

(3)  Commencement of operations

(4)  Annualized

(5) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(6) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
OCC Accumulation Trust

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Portfolio, the Small Cap Portfolio, the Managed Portfolio and the U.S. Government Portfolio (four of the six portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Trust") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 12, 1999

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

  PRINCIPAL
   AMOUNT                                                                                               VALUE
-------------                                                                                       --------------
               U.S. GOVERNMENT AGENCY NOTES -- 6.6%
               Federal Home Loan Bank,
$   1,890,000  4.30%, 1/4/99......................................................................     $1,889,323
      410,000  5.12%, 1/5/99......................................................................        409,767
                                                                                                    --------------
               Total U.S. Government Agency Notes (cost -- $2,299,090)............................       2,299,090
                                                                                                    --------------
   SHARES
-------------
               COMMON STOCKS -- 94.3%
               AUSTRALIA -- 0.3%
               BANKING -- 0.3%
        9,200  Macquarie Bank Ltd.................................................................          90,202
                                                                                                    --------------
               AUSTRIA -- 0.9%
               BANKING -- 0.9%
        6,300  Bank Austria AG....................................................................         320,360
                                                                                                    --------------
               BERMUDA -- 3.3%
               INSURANCE -- 3.3%
       33,300  ACE Ltd............................................................................       1,146,769
                                                                                                    --------------
               BRAZIL -- 2.0%
               AEROSPACE -- 0.6%
   16,000,000  Empresa Brasileira de Aeronautica SA +.............................................        198,626
                                                                                                    --------------
               CHEMICALS -- 0.4%
       12,800  Petroleo Brasileiro SA ADR +.......................................................         145,142
                                                                                                    --------------
               PAPER PRODUCTS -- 0.0%
      210,000  Empresa Nacional de Celulosas SA +.................................................             313
                                                                                                    --------------
               TELECOMMUNICATIONS -- 0.9%
        4,000  Embratel Participacoes SA ADR +....................................................          55,750
        3,401  Tele Centro Oeste Celular Participacoes SA ADR +...................................           9,991
          800  Tele Centro Sul Participacoes SA ADR +.............................................          33,450
          800  Tele Leste Celular Participacoes SA ADR +..........................................          22,700
        5,320  Tele Norte Leste Participacoes SA ADR +............................................          66,168
          800  Tele Sudeste Celular Participacoes SA ADR +........................................          16,550
        1,600  Telesp Celular Participacoes SA ADR +..............................................          28,000
        4,000  Telesp Participacoes SA ADR +......................................................          88,500
                                                                                                    --------------
                                                                                                           321,109
                                                                                                    --------------
               TEXTILES/APPAREL -- 0.1%
      250,000  Compahnia de Tecidos Norte de Minas-Coteminas +....................................          26,897
                                                                                                    --------------
               Total Brazilian Common Stocks......................................................         692,087
                                                                                                    --------------
               CANADA -- 1.1%
               ENERGY -- 0.3%
        3,621  Suncor Energy, Inc.................................................................         108,974
                                                                                                    --------------
               ENTERTAINMENT -- 0.5%
        5,000  Imax Corp.*........................................................................        160,288
                                                                                                    --------------

                                      A-14


                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998
   SHARES                                                                                               VALUE
-------------                                                                                       --------------
               COMMON STOCKS (CONTINUED)
               SECURITY/INVESTIGATION -- 0.3%
        4,300  Unican Security Systems Ltd........................................................  $      101,276
                                                                                                    --------------
               Total Canadian Common Stocks.......................................................         370,538
                                                                                                    --------------
               FINLAND -- 1.9%
               PAPER PRODUCTS -- 1.1%
       40,500  Stora Enso Oyj.....................................................................         362,189
                                                                                                    --------------
               TELECOMMUNICATIONS -- 0.8%
        2,400  Oy Nokia AB........................................................................         291,822
                                                                                                    --------------
               Total Finnish Common Stocks........................................................         654,011
                                                                                                    --------------
               FRANCE -- 6.2%
               BANKING -- 1.1%
        4,800  Banque National de Paris...........................................................         395,092
                                                                                                    --------------
               ELECTRONICS -- 0.6%
        4,300  Le Carbone Lorraine................................................................         203,810
                                                                                                    --------------
               ENERGY -- 0.4%
        1,300  Total SA...........................................................................         131,604
                                                                                                    --------------
               INSURANCE -- 1.4%
        3,300  AXA................................................................................         478,090
                                                                                                    --------------
               MEDIA/BROADCASTING -- 1.0%
        1,300  Canal Plus.........................................................................         354,588
                                                                                                    --------------
               POWER/UTILITIES -- 0.8%
        1,149  Vivendi............................................................................         297,988
                                                                                                    --------------
               TOBACCO/BEVERAGES/FOOD PRODUCTS -- 0.9%
        1,060  Groupe Danone......................................................................         303,345
                                                                                                    --------------
               Total French Common Stocks.........................................................       2,164,517
                                                                                                    --------------
               GERMANY -- 6.2%
               BANKING -- 0.7%
        3,150  Bayerishe Vereinsbank AG...........................................................         246,655
                                                                                                    --------------
               BUILDING & CONSTRUCTION -- 0.2%
        6,250  Tarkett Sommer AG..................................................................          76,128
                                                                                                    --------------
               CHEMICALS -- 1.5%
       12,300  Hoechst AG.........................................................................         509,978
                                                                                                    --------------
               COMPUTER SERVICES -- 0.6%
          500  SAP AG.............................................................................         216,009
                                                                                                    --------------
               DRUGS & MEDICAL PRODUCTS -- 0.5%
        2,700  Gehe AG............................................................................         186,309
                                                                                                    --------------
               MANUFACTURING -- 1.6%
        8,600  Siemens AG.........................................................................         554,722
                                                                                                    --------------

                                      A-15


                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

   SHARES                                                                                               VALUE
-------------                                                                                       --------------
               COMMON STOCKS (CONTINUED)
               RETAIL -- 1.1%
        4,700  Metro AG...........................................................................  $      375,075
                                                                                                    --------------
               Total German Common Stocks.........................................................       2,164,876
                                                                                                    --------------
               HONG KONG -- 0.4%
               INDUSTRIAL MATERIALS -- 0.4%
       70,000  Yue Yuen Industrial Holdings.......................................................         132,815
                                                                                                    --------------
               HUNGARY -- 0.2%
               DRUGS & MEDICAL PRODUCTS -- 0.2%
        2,000  Gedeon Richter Ltd., GDR Reg. S....................................................          84,600
                                                                                                    --------------
               INDIA -- 0.5%
               BANKING -- 0.5%
       21,000  State Bank of India GDR Reg. S.....................................................         172,200
                                                                                                    --------------
               ISRAEL -- 1.2%
               DRUGS & MEDICAL PRODUCTS -- 1.2%
       10,600  Teva Pharmaceutical Industries Ltd. ADR............................................         431,288
                                                                                                    --------------
               ITALY -- 0.9%
               INSURANCE -- 0.8%
      105,000  Istituto Nazionale delle Assicurazioni.............................................         277,193
                                                                                                    --------------
               REAL ESTATE -- 0.1%
       35,000  Unione Immobiliare SpA.............................................................          18,247
                                                                                                    --------------
               Total Italian Common Stocks........................................................         295,440
                                                                                                    --------------
               JAPAN -- 6.9%
               AUTOMOTIVE -- 0.5%
        5,000  Honda Motor Co., Ltd...............................................................         164,087
                                                                                                    --------------
               CONSUMER PRODUCTS -- 1.4%
        6,000  Canon, Inc.........................................................................         128,173
        9,000  Kao Corp...........................................................................         203,008
        2,300  Sony Corp..........................................................................         167,439
                                                                                                    --------------
                                                                                                           498,620
                                                                                                    --------------
               ELECTRONICS -- 0.9%
        3,000  Rohm Co............................................................................         273,065
       16,000  Sodick Co.*........................................................................          33,967
                                                                                                    --------------
                                                                                                           307,032
                                                                                                    --------------
               MISCELLANEOUS FINANCIAL SERVICES -- 2.4%
        2,500  Aiful Corp.........................................................................         151,703
          800  Shohkoh Fund & Co. Ltd.............................................................         257,585
        6,000  Takefuji Corp......................................................................         437,859
                                                                                                    --------------
                                                                                                           847,147
                                                                                                    --------------
               TECHNOLOGY -- 0.5%
        2,000  Secom Co...........................................................................         165,591
                                                                                                    --------------

                                      A-16


                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998
   SHARES                                                                                               VALUE
-------------                                                                                       --------------
               COMMON STOCKS (CONTINUED)
               TOBACCO/BEVERAGES/FOOD PRODUCTS -- 1.2%
       19,000  Mikuni Coca-Cola Bottling Co.......................................................  $      405,882
                                                                                                    --------------
               Total Japanese Common Stocks.......................................................       2,388,359
                                                                                                    --------------
               NETHERLANDS -- 4.0%
               ELECTRONICS -- 1.5%
        7,500  Koninkliijke (Royal) Philips Electronics NV........................................         503,007
                                                                                                    --------------
               MISCELLANEOUS FINANCIAL SERVICES -- 1.2%
        7,000  ING Groep NV.......................................................................         426,625
                                                                                                    --------------
               PRINTING/PUBLISHING -- 1.3%
        7,250  Ver Ned Uitgevers NV...............................................................         273,221
          900  Wolters Kluwer NV..................................................................         192,484
                                                                                                    --------------
                                                                                                           465,705
                                                                                                    --------------
               Total Netherlands Common Stocks....................................................       1,395,337
                                                                                                    --------------
               SINGAPORE -- 0.0%
               PRINTING/PUBLISHING -- 0.0%
        1,377  Singapore Press Holdings Ltd.......................................................          15,013
                                                                                                    --------------
               SPAIN -- 3.1%
               BANKING -- 1.5%
       20,800  Argentaria SA......................................................................         537,855
                                                                                                    --------------
               ELECTRICAL ENGINEERING -- 0.5%
        6,500  Endesa SA..........................................................................         171,968
                                                                                                    --------------
               ENERGY -- 0.5%
        3,300  Repsol SA..........................................................................         175,774
                                                                                                    --------------
               RETAIL -- 0.6%
        5,000  Aldeasa SA.........................................................................         196,313
                                                                                                    --------------
               Total Spanish Common Stocks........................................................       1,081,910
                                                                                                    --------------
               SWEDEN -- 4.0%
               BANKING -- 0.9%
       29,000  Skandinaviska Enskilda Banken......................................................         305,177
                                                                                                    --------------
               DRUGS & MEDICAL PRODUCTS -- 0.4%
        7,500  ASTRA AB...........................................................................         152,773
                                                                                                    --------------
               ELECTRONICS -- 0.8%
       16,000  Electrolux AB......................................................................         274,715
                                                                                                    --------------
               HOTELS -- 0.5%
        5,000  Scandic Hotels AB..................................................................         183,389
                                                                                                    --------------
               PAPER PRODUCTS -- 0.7%
       14,700  AssiDoman AB.......................................................................         231,587
                                                                                                    --------------
               TELECOMMUNICATIONS -- 0.7%
       10,300  Telefonaktiebolaget LM Ericsson....................................................         244,671
                                                                                                    --------------
               Total Swedish Common Stocks........................................................       1,392,312
                                                                                                    --------------

                                      A-17


                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998
   SHARES                                                                                               VALUE
-------------                                                                                       --------------
               COMMON STOCKS (CONTINUED)
               SWITZERLAND -- 1.4%
               BANKING -- 0.6%
          210  Gota Bank*.........................................................................  $      190,631
                                                                                                    --------------
               DRUGS & MEDICAL PRODUCTS -- 0.8%
          150  Novartis AG........................................................................         294,824
                                                                                                    --------------
               Total Swiss Common Stocks..........................................................         485,455
                                                                                                    --------------
               UNITED KINGDOM -- 7.1%
               COMPUTER SERVICES -- 0.1%
       52,000  Viglen Technology plc..............................................................          23,326
                                                                                                    --------------
               CONGLOMERATES -- 1.1%
      190,000  BTR plc............................................................................         389,849
                                                                                                    --------------
               CONSUMER PRODUCTS -- 1.6%
       27,000  Reckitt & Colman plc...............................................................         357,294
       18,000  Unilever plc.......................................................................         202,459
                                                                                                    --------------
                                                                                                           559,753
                                                                                                    --------------
               DRUGS & MEDICAL PRODUCTS -- 1.0%
      109,000  Smith & Nephew plc.................................................................         331,401
          112  SmithKline Beecham plc.............................................................           1,552
                                                                                                    --------------
                                                                                                           332,953
                                                                                                    --------------
               ENTERTAINMENT -- 1.2%
       61,000  EMI Group plc......................................................................         408,423
                                                                                                    --------------
               FOOD SERVICES -- 1.1%
       34,461  Diageo plc.........................................................................         382,168
                                                                                                    --------------
               INDUSTRIAL MATERIALS -- 1.0%
       98,000  BPB plc............................................................................         358,199
                                                                                                    --------------
               Total United Kingdom Common Stocks.................................................       2,454,671
                                                                                                    --------------
               UNITED STATES -- 42.7%
               AEROSPACE/DEFENSE -- 3.6%
       38,000  Boeing Co..........................................................................       1,239,750
                                                                                                    --------------
               BANKING -- 5.2%
       22,000  Citigroup, Inc.....................................................................       1,089,000
       18,000  Wells Fargo & Co. .................................................................         718,875
                                                                                                    --------------
                                                                                                         1,807,875
                                                                                                    --------------
               CHEMICALS -- 4.8%
       22,800  du Pont (E.I.) de Nemours & Co.....................................................       1,209,825
        9,300  Monsanto Co........................................................................         441,750
        1,000  Solutia, Inc.......................................................................          22,375
                                                                                                    --------------
                                                                                                         1,673,950
                                                                                                    --------------
               CONGLOMERATES -- 1.1%
        5,300  Minnesota Mining & Manufacturing Co................................................         376,953
                                                                                                    --------------

                                      A-18


                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONCLUDED)
                               DECEMBER 31, 1998
   SHARES                                                                                               VALUE
-------------                                                                                       --------------
               COMMON STOCKS (CONCLUDED)
               CONSUMER PRODUCTS -- 0.6%
        9,000  Mattel, Inc........................................................................  $      205,313
                                                                                                    --------------

               DRUGS & MEDICAL PRODUCTS -- 0.9%
        7,100  Becton, Dickinson & Co.............................................................         303,081
                                                                                                    --------------

               FOOD SERVICES -- 4.9%
       22,500  McDonald's Corp....................................................................       1,724,063
                                                                                                    --------------

               MACHINERY/ENGINEERING -- 1.9%
       14,600  Caterpillar, Inc...................................................................         671,600
                                                                                                    --------------

               MANUFACTURING -- 1.7%
       15,000  ITT Industries, Inc................................................................         596,250
                                                                                                    --------------

               MEDIA/BROADCASTING -- 5.8%
       32,400  Time Warner, Inc...................................................................       2,010,825
                                                                                                    --------------

               MISCELLANEOUS FINANCIAL SERVICES -- 6.1%
       33,000  Federal Home Loan Mortgage Corp....................................................       2,126,438
                                                                                                    --------------

               PAPER PRODUCTS -- 0.9%
        7,500  Champion International Corp........................................................         303,750
                                                                                                    --------------

               TECHNOLOGY -- 1.1%
        5,000  Adaptec, Inc.*.....................................................................          87,813
        7,000  Computer Associates International, Inc.............................................         298,375
                                                                                                    --------------
                                                                                                           386,188
                                                                                                    --------------

               TELECOMMUNICATIONS -- 2.9%
        1,300  Loral Space & Communications Ltd.*.................................................          23,156
       11,700  Sprint Corp. (FON Group)...........................................................         984,263
                                                                                                    --------------
                                                                                                         1,007,419
                                                                                                    --------------

               TRANSPORTATION -- 1.2%
        7,000  UAL Corp...........................................................................         417,813
                                                                                                    --------------
                     Total United States Common Stocks............................................      14,851,268
                                                                                                    --------------
               Total Common Stocks (cost -- $28,067,447)..........................................      32,784,028
                                                                                                    --------------

               Total Investments (cost -- $30,366,537)..................................   100.9%    $ 35,083,118
               Liabilites in Excess of Other Assets.....................................    (0.9)        (305,926)
                                                                                           -----     ------------
               Total Net Assets.........................................................   100.0%    $ 34,777,192
                                                                                           -----     ------------
                                                                                           -----     ------------

------------------

 * Non-income producing security

+ Preferred Stock

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investments, at value (cost -- $30,366,537)........................................................  $  35,083,118
Cash...............................................................................................          5,604
Foreign currencies (cost -- $280)..................................................................            278
Foreign withholding taxes reclaimable..............................................................         25,717
Receivable from fund shares sold...................................................................         18,098
Dividends receivable...............................................................................         12,964
Receivable from investments sold...................................................................         11,760
Other assets.......................................................................................            478
                                                                                                     -------------
  Total Assets.....................................................................................     35,158,017
                                                                                                     -------------

LIABILITIES
Payable for investments purchased..................................................................        358,459
Investment advisory fee payable....................................................................          1,522
Foreign withholding taxes payable..................................................................            409
Payable for fund shares redeemed...................................................................            247
Net unrealized depreciation on foreign currency contracts..........................................            223
Other payables and accrued expenses................................................................         19,965
                                                                                                     -------------
  Total Liabilities................................................................................        380,825
                                                                                                     -------------
  Total Net Assets.................................................................................  $  34,777,192
                                                                                                     -------------
                                                                                                     -------------

COMPOSITION OF NET ASSETS
Par value ($.01 per share).........................................................................  $      22,544
Paid-in-capital in excess of par...................................................................     30,240,626
Distribution in excess of net investment income....................................................       (121,949)
Distribution in excess of net realized capital gains...............................................        (86,246)
Net unrealized appreciation on investments and translation of other assets and
  liabilities denominated in foreign currencies....................................................      4,722,217
                                                                                                     -------------
  Total Net Assets.................................................................................  $  34,777,192
                                                                                                     -------------
                                                                                                     -------------
Fund shares outstanding............................................................................      2,254,352
                                                                                                     -------------
Net asset value per share..........................................................................  $       15.43
                                                                                                     -------------
                                                                                                     -------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $32,910)...........................................  $    457,874
  Interest..........................................................................................       134,072
                                                                                                      ------------
     Total investment income........................................................................       591,946
                                                                                                      ------------

OPERATING EXPENSES
  Investment advisory fees..........................................................................       247,144
  Custodian fees....................................................................................        68,593
  Trustees' fees and expenses.......................................................................        12,274
  Audit fees........................................................................................        10,767
  Transfer and dividend disbursing agent fees.......................................................         7,761
  Reports and notices to shareholders...............................................................         1,686
  Legal fees........................................................................................         1,398
  Miscellaneous.....................................................................................           634
                                                                                                      ------------
     Total operating expenses.......................................................................       350,257
     Less: Expenses offset..........................................................................          (843)
                                                                                                      ------------
       Net operating expenses.......................................................................       349,414
                                                                                                      ------------
       Net investment income........................................................................       242,532
                                                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS -- NET
  Net realized gain on investments..................................................................     1,274,387
  Net realized gain on foreign currency transactions................................................        23,150
  Net change in unrealized appreciation (depreciation) on investments and translation of other
     assets and liabilities denominated in foreign currencies.......................................     1,899,363
                                                                                                      ------------
       Net realized gain and change in unrealized appreciation (depreciation) on investments and
        translation of other assets and liabilities denominated in foreign currencies...............     3,196,900
                                                                                                      ------------
Net increase in net assets resulting from operations................................................  $  3,439,432
                                                                                                      ------------
                                                                                                      ------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED DECEMBER 31,
                                                                                   ----------------------------
                                                                                      1998             1997
                                                                                   -----------      -----------
OPERATIONS

Net investment income...........................................................   $   242,532      $   104,882
Net realized gain on investments................................................     1,274,387        1,180,309
Net realized gain (loss) on foreign currency transactions.......................        23,150          (31,367)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
  foreign currencies............................................................     1,899,363        1,432,604
                                                                                   -----------      -----------
  Net increase in net assets resulting from operations..........................     3,439,432        2,686,428
                                                                                   -----------      -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income...........................................................      (375,199)        (124,084)
Net realized gains..............................................................    (1,323,870)      (1,184,153)
                                                                                   -----------      -----------
  Total dividends and distributions to shareholders.............................    (1,699,069)      (1,308,237)
                                                                                   -----------      -----------

FUND SHARE TRANSACTIONS

Net proceeds from sales.........................................................    11,034,344       10,888,674
Reinvestment of dividends and distributions.....................................     1,699,069        1,308,238
Cost of shares redeemed.........................................................    (5,570,212)      (4,673,963)
                                                                                   -----------      -----------
  Net increase in net assets from fund share transactions.......................     7,163,201        7,522,949
                                                                                   -----------      -----------

     Total increase in net assets...............................................     8,903,564        8,901,140

NET ASSETS

Beginning of year...............................................................    25,873,628       16,972,488
                                                                                   -----------      -----------
End of year (including distribution in excess of net investment
  income of ($121,949) and ($49,195), respectively).............................   $34,777,192      $25,873,628
                                                                                   -----------      -----------
                                                                                   -----------      -----------

SHARES ISSUED AND REDEEMED

Issued..........................................................................       692,242          741,096
Issued in reinvestment of dividends and distributions...........................       110,115           91,400
Redeemed........................................................................      (354,531)        (308,572)
                                                                                   -----------      -----------
  Net increase..................................................................       447,826          523,924
                                                                                   -----------      -----------
                                                                                   -----------      -----------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio (the "Portfolio"), the Managed Portfolio, the U.S. Government Income Portfolio and the Mid Cap Portfolio. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

     The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a U.S. or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities stated in foreign currencies are translated at the exchange rate at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the portfolio's Statement of Operations. Since the net assets of the Portfolio are presented at the foreign exchange rates and market prices at the close of the period, the Portfolio does not isolate the portion of

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

  (D) FOREIGN CURRENCY TRANSLATION (CONCLUDED)

the results of operations arising as a result of changes in the exchange rates from fluctuations arising from changes in the market price of securities.

  (E) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital.

     The following table discloses the cumulative effect between the respective capital accounts:


                DISTRIBUTION IN      DISTRIBUTION IN
                 EXCESS OF NET        EXCESS OF NET
                    REALIZED           INVESTMENT
                 CAPITAL GAINS           INCOME
                ----------------    ---------------
                   ($59,913)           $  59,913

  (F) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (G) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (H) EXPENSES OFFSET

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (I) TRUSTEES' FEES AND EXPENSES

     On October 19, 1998, the Trust adopted a retirement plan that provides for payments upon retirement to independent trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent trustee must serve for a minimum of seven years (or such lessor period as may be approved by the board) to become eligible to receive benefits. The effective date of the retirement plan is January 1, 1999, therefore, no expenses have been accrued for the year ended December 31, 1998.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                               DECEMBER 31, 1998

(2) INVESTMENT ADVISORY FEE

     The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.25% of average net assets (net of expenses offset) on an annual basis.

(3) PURCHASES AND SALES OF INVESTMENTS

     For the year ended December 31, 1998, purchases and sales of investment securities, other than short-term securities, were $21,623,389 and $16,004,889, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $7,036,400, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $2,519,022 and net unrealized appreciation for Federal income tax purposes is $4,517,378. Federal income tax cost basis of portfolio securities is $30,565,740 at December 31, 1998. Net capital losses of $96,805 which were incurred after October 31, 1998 are deemed to arise on the first business day of the following year.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                YEAR ENDED DECEMBER 31,
                                                            -------------------------------     MARCH 1, 1995 (1) TO
                                                             1998        1997        1996       DECEMBER 31, 1995
                                                            -------     -------     -------     --------------------------
Net asset value, beginning of period.....................   $ 14.32     $ 13.23     $ 11.61               $10.00
                                                            -------     -------     -------               ------
Income from investment operations:
  Net investment income..................................      0.12        0.06        0.04                 0.05
  Net realized and unrealized gain on
     investments.........................................      1.78        1.79        1.70                 1.83
                                                            -------     -------     -------               ------
     Total income from investment operations.............      1.90        1.85        1.74                 1.88
                                                            -------     -------     -------               ------
Dividends and distributions to shareholders:
  Dividends to shareholders from net investment
     income..............................................     (0.18)      (0.04)      (0.05)               (0.03)
  Distributions to shareholders in excess of net
     investment income...................................        --       (0.03)         --                   --
  Distributions to shareholders from net
     realized gains......................................     (0.61)      (0.69)      (0.07)               (0.24)
                                                            -------     -------     -------               ------
     Total dividends and distributions to
       shareholders......................................     (0.79)      (0.76)      (0.12)               (0.27)
                                                            -------     -------     -------               ------
Net asset value, end of period...........................   $ 15.43     $ 14.32     $ 13.23               $11.61
                                                            -------     -------     -------               ------
                                                            -------     -------     -------               ------
Total return (2).........................................     13.3%       14.0%       15.0%                18.9%
                                                            -------     -------     -------               ------
                                                            -------     -------     -------               ------
Net assets, end of period (000's)........................   $34,777     $25,874     $16,972               $2,891
                                                            -------     -------     -------               ------
Ratio of net operating expenses to average
  net assets (5).........................................     1.13%(4)    1.19%(6)    1.42%(6)             1.25%(3,6)
                                                            -------     -------     -------               ------
Ratio of net investment income to average
  net assets.............................................     0.79%(4)    0.45%(6)    0.81%(6)             1.02%(3,6)
                                                            -------     -------     -------               ------
Portfolio turnover rate..................................       55%         53%         40%                  67%
                                                            -------     -------     -------               ------

------------------
(1) Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.
(3) Annualized
(4) Average net assets for the year ended December 31, 1998 were $30,893,014.
(5) The ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1H in Notes to Financial Statements).
(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, and 1.83% and 0.22%, respectively, for the year ended December 31, 1996 and 3.94% and (1.67%), annualized, respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
OCC Accumulation Trust -- Global Equity Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Equity Portfolio (one of the six portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 12, 1999

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

 PRINCIPAL
   AMOUNT                                                                                               VALUE
------------                                                                                         ------------
              U.S. GOVERNMENT AGENCY NOTES -- 2.4%
 $   45,000   Federal Home Loan Mortgage Corp., 5.08%, 1/8/99
              (cost -- $44,955)....................................................................   $   44,955
                                                                                                      ----------
   SHARES
 ----------
              COMMON STOCKS -- 97.3%
              ADVERTISING -- 6.2%
        300   Omnicom Group........................................................................       17,400
      1,600   WPP Group plc ADR....................................................................       98,800
                                                                                                      ----------
                                                                                                         116,200
                                                                                                      ----------
              AUTOMOTIVE -- 3.9%
      2,200   LucasVarity Corp. plc ADR............................................................       73,700
                                                                                                      ----------
              BUILDING & CONSTRUCTION -- 4.7%
        800   Armstrong World Industries, Inc. ....................................................       48,250
      2,600   Oakwood Homes Corp. .................................................................       39,488
                                                                                                      ----------
                                                                                                          87,738
                                                                                                      ----------
              CHEMICALS -- 1.1%
      4,100   Methanex Corp.*......................................................................       20,756
                                                                                                      ----------
              COMPUTER SERVICES -- 5.3%
      2,250   Sabre Group Holdings, Inc.*..........................................................      100,125
                                                                                                      ----------
              CONSUMER PRODUCTS -- 1.4%
      1,400   Polaroid Corp. ......................................................................       26,162
                                                                                                      ----------
              DRUGS & MEDICAL PRODUCTS -- 2.7%
      1,250   Teva Pharmaceutical Industries Ltd. ADR..............................................       50,859
                                                                                                      ----------
              ELECTRONICS -- 9.3%
      2,200   Allegheny Teledyne, Inc. ............................................................       44,963
      1,600   Arrow Electronics, Inc. .............................................................       42,700
      1,100   Avnet, Inc. .........................................................................       66,550
        600   Oak Industries, Inc. ................................................................       21,000
                                                                                                      ----------
                                                                                                         175,213
                                                                                                      ----------
              ENERGY -- 2.6%
      1,600   Anadarko Petroleum Corp. ............................................................       49,400
                                                                                                      ----------
              HOTELS -- 1.2%
      4,800   Homestead Village, Inc.*.............................................................       21,600
                                                                                                      ----------
              INSURANCE -- 23.5%
      2,400   ACE Ltd. ............................................................................       82,650
      2,328   Conseco, Inc. .......................................................................       71,150
        668   Delphi Financial Group, Inc. (Class A)...............................................       35,028
      1,100   EXEL Ltd. ...........................................................................       82,500
      1,950   Everest Reinsurance Holdings, Inc. ..................................................       75,928
        400   PartnerRe Ltd. ......................................................................       18,300
        950   Protective Life Corp. ...............................................................       37,822
      1,100   RenaissanceRe Holdings Ltd. .........................................................       40,287
                                                                                                      ----------
                                                                                                         443,665
                                                                                                      ----------

                                      A-28


                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONCLUDED)
                               DECEMBER 31, 1998

   SHARES                                                                                               VALUE
 ----------                                                                                           ----------
              COMMON STOCKS (CONCLUDED)
              MACHINERY/ENGINEERING -- 3.2%
      1,650   Dover Corp. .........................................................................   $   60,431
                                                                                                      ----------

              MANUFACTURING -- 3.7%
        300   Carlisle Companies, Inc. ............................................................       15,488
      1,825   Crane Co. ...........................................................................       55,092
                                                                                                      ----------
                                                                                                          70,580
                                                                                                      ----------

              MISCELLANEOUS FINANCIAL SERVICES -- 5.1%
      1,900   Countrywide Credit Industries, Inc. .................................................       95,356
                                                                                                      ----------

              PRINTING/PUBLISHING -- 3.5%
      4,800   Hollinger International, Inc. .......................................................       66,900
                                                                                                      ----------

              REAL ESTATE -- 7.2%
      3,300   Prologis Trust.......................................................................       68,475
      5,000   Security Capital Group, Inc. (Class B)*..............................................       67,813
                                                                                                      ----------
                                                                                                         136,288
                                                                                                      ----------

              TECHNOLOGY -- 3.3%
      2,300   Adaptec, Inc.*.......................................................................       40,394
        800   EG&G, Inc. ..........................................................................       22,250
                                                                                                      ----------
                                                                                                          62,644
                                                                                                      ----------

              TEXTILES/APPAREL -- 5.1%
      4,000   Shaw Industries, Inc. ...............................................................       97,000
                                                                                                      ----------

              TRANSPORTATION -- 4.3%
      2,000   Air Express International Corp. .....................................................       43,500
      1,500   Eagle USA Airfreight, Inc. ..........................................................       36,750
                                                                                                      ----------
                                                                                                          80,250
                                                                                                      ----------
              Total Common Stocks (cost -- $1,824,346).............................................    1,834,867
                                                                                                      ----------

              Total Investments (cost -- $1,869,301).....................................       99.7%  $1,879,822
              Other Assets in Excess of Liabilities......................................        0.3        5,202
                                                                                           ---------   ----------
              Total Net Assets...........................................................      100.0%  $1,885,024
                                                                                           ---------   ----------
                                                                                           ---------   ----------

------------------

* Non-income producing security

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investments, at value (cost -- $1,869,301)..........................................................  $  1,879,822
Cash................................................................................................        13,503
Receivable from investment adviser..................................................................         2,078
Dividends receivable................................................................................         1,475
Other assets........................................................................................            93
                                                                                                      ------------
  Total Assets......................................................................................     1,896,971
                                                                                                      ------------

LIABILITIES
Payable for fund shares purchased...................................................................         1,247
Other payables and accrued expenses.................................................................        10,700
                                                                                                      ------------
  Total Liabilities.................................................................................        11,947
                                                                                                      ------------
  Total Net Assets..................................................................................  $  1,885,024
                                                                                                      ------------
                                                                                                      ------------

COMPOSITION OF NET ASSETS
Par value ($.01 per share)..........................................................................  $      1,925
Paid-in-capital in excess of par....................................................................     1,880,997
Accumulated net realized loss on investments........................................................        (8,419)
Net unrealized appreciation on investments..........................................................        10,521
                                                                                                      ------------
  Total Net Assets..................................................................................  $  1,885,024
                                                                                                      ------------
                                                                                                      ------------
Fund shares outstanding.............................................................................       192,501
                                                                                                      ------------
Net asset value per share...........................................................................  $       9.79
                                                                                                      ------------
                                                                                                      ------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
  FOR THE PERIOD FEBRUARY 9, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,
                                      1998

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $274).................................................  $  13,300
  Interest.............................................................................................      7,738
                                                                                                         ---------
     Total investment income...........................................................................     21,038
                                                                                                         ---------

OPERATING EXPENSES
  Custodian fees.......................................................................................     13,332
  Reports and notices to shareholders..................................................................     12,024
  Investment advisory fees.............................................................................      9,473
  Audit fees...........................................................................................      8,423
  Transfer and dividend disbursing agent fees..........................................................      6,294
  Miscellaneous........................................................................................      1,186
                                                                                                         ---------
     Total operating expenses..........................................................................     50,732
     Less: Investment advisory fees waived and expenses assumed........................................    (38,307)
     Less: Expenses offset.............................................................................       (583)
                                                                                                         ---------
       Net operating expenses..........................................................................     11,842
                                                                                                         ---------
       Net investment income...........................................................................      9,196
                                                                                                         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
  Net realized loss on investments.....................................................................     (8,419)
  Net unrealized appreciation on investments...........................................................     10,521
                                                                                                         ---------
       Net realized loss and unrealized appreciation on investments....................................      2,102
                                                                                                         ---------
Net increase in net assets resulting from operations...................................................  $  11,298
                                                                                                         ---------
                                                                                                         ---------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                FOR THE PERIOD
                                                                                                  FEBRUARY 9,
                                                                                                   1998 (1)
                                                                                                TO DECEMBER 31, 1998
                                                                                                --------------------
OPERATIONS

Net investment income........................................................................        $    9,196
Net realized loss on investments.............................................................            (8,419)
Net unrealized appreciation on investments...................................................            10,521
                                                                                                     ----------
  Net increase in net assets resulting from operations.......................................            11,298
                                                                                                     ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income........................................................................            (9,196)
Net realized gains...........................................................................                --
                                                                                                     ----------
  Total dividends and distributions to shareholders..........................................            (9,196)
                                                                                                     ----------

FUND SHARE TRANSACTIONS

Net proceeds from sales......................................................................         2,061,371
Reinvestment of dividends and distributions..................................................             4,411
Cost of shares redeemed......................................................................          (182,860)
                                                                                                     ----------
  Net increase in net assets from fund share transactions....................................         1,882,922
                                                                                                     ----------

     Total increase in net assets............................................................         1,885,024

NET ASSETS

Beginning of period..........................................................................                --
                                                                                                     ----------
End of period (including undistributed net investment income of $0)..........................        $1,885,024
                                                                                                     ----------
                                                                                                     ----------

SHARES ISSUED AND REDEEMED

Issued.......................................................................................           211,535
Issued in reinvestment of dividends and distributions........................................               451
Redeemed.....................................................................................           (19,485)
                                                                                                     ----------
  Net increase...............................................................................           192,501
                                                                                                     ----------
                                                                                                     ----------

------------------

(1) Commencement of operations

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Mid Cap Portfolio (the "Portfolio"). OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

     The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital. At December 31, 1998, the Portfolio did not have any permanent book-tax differences.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                               DECEMBER 31, 1998

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSES OFFSET

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balanaces earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' FEES AND EXPENSES

     On October 19, 1998, the Trust adopted a retirement plan that provides for payments upon retirement to independent trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent trustee must serve for a minimum of seven years (or such lessor period as may be approved by the board) to become eligible to receive benefits. The effective date of the retirement plan is January 1, 1999, therefore, no expenses have been accrued for the year ended December 31, 1998.

(2) INVESTMENT ADVISORY FEE

     The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of expenses offset) on an annual basis. For the period
February 9, 1998 (commencement of operations) to December 31, 1998, the Adviser waived $9,473 in investment advisory fees and assumed $28,834 in operating expenses for the Portfolio.

(3) PURCHASES AND SALES OF SECURITIES

     For the period February 9, 1998 (commencement of operations) to December 31, 1998, purchases and sales of investment securities, other than short-term securities, were $2,297,854 and $465,086, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $157,038, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $148,379, and net unrealized appreciation for Federal income tax purposes is $8,659. Federal income tax cost basis of portfolio securities is $1,871,163 at December 31, 1998.

(5) CAPITAL LOSS CARRYFORWARD

     At December 31, 1998, the Mid Cap Portfolio's accumulated net realized capital losses available as a reduction against future net realized capital gains for Federal income tax purposes were $737, which will expire in 2006. To the extent that these capital loss carryforwards are used to offset future net realized gains, the gains offset will not be distributed to shareholders. Net capital losses of $5,820 which were incurred after October 31, 1998 are deemed to arise on the first business day of the following year.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                                                FEBRUARY 9, 1998 (1)
                                                                                                TO DECEMBER 31, 1998
                                                                                                -----------------------
Net asset value, beginning of period........................................................          $     10.00
                                                                                                      -----------
Income from investment operations:
  Net investment income.....................................................................                 0.05
  Net realized and unrealized loss on investments...........................................                (0.21)
                                                                                                      -----------
     Total loss from investment operations..................................................                (0.16)
                                                                                                      -----------
Dividends and distributions to shareholders:
  Dividends to shareholders from net investment income......................................                (0.05)
  Distributions to shareholders from net realized gains.....................................                   --
                                                                                                      -----------
     Total dividends and distributions to shareholders......................................                (0.05)
                                                                                                      -----------
Net asset value, end of period..............................................................          $      9.79
                                                                                                      -----------
                                                                                                      -----------
Total return (2)............................................................................                (1.6%)
                                                                                                      -----------
                                                                                                      -----------
Net assets, end of period...................................................................          $ 1,885,024
                                                                                                      -----------
Ratio of net operating expenses to average net assets (3,4,5,6).............................                1.05%
                                                                                                      -----------
Ratio of net investment income to average net assets (3,4,6)................................                0.78%
                                                                                                      -----------
Portfolio turnover rate.....................................................................                  38%
                                                                                                      -----------

------------------
(1) Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown.
(3) Annualized
(4) Average net assets for the period February 9, 1998 (commencement of operations) to December 31, 1998 were $1,325,812.
(5) Ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).
(6) During the period noted above, the Adviser waived its fee and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 4.28% and (2.46%), annualized, respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
OCC Accumulation Trust -- Mid Cap Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mid Cap Portfolio (one of the six portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period February 9, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 12, 1999

ITEM 23    EXHIBITS:

               (a) (1) Declaration of Trust - Previously filed with Post-Effective Amendment No. 3.

               (a) (2) Amendment to Declaration of Trust dated September 1, 1994
               - Previously filed with Post Effective Amendment No. 3.

               (a) (3) Amendment to Declaration of Trust dated September 16, 1994 - Previously filed with Post-Effective Amendment No. 3.

               (a) (4) Amendment to Declaration of Trust dated April 22, 1996 - Previously filed with Post-Effective Amendment No. 2.

      (b) By-Laws of Registrant - Previously filed with Post-Effective Amendment No. 3.

      (c)      Articles VI, VIII, IX and X of the Declaration of Trust and
               Article III of the Bylaws

      (d) Investment Advisory Agreement. - Previously filed with Post-Effective Amendment No. 8.

      (e) Distribution Agreement. - Previously filed with Post-Effective Amendment No. 8.

      (f) Retirement Plan for Non-Interested Trustees or Directors. - Previously filed with Post Effective Amendment No. 9.

      (g) Custody Agreement - Previously filed with Post-Effective Amendment No. 3.

      (h)(1) Participation Agreement for American Enterprise Life Insurance Company - Previously filed with Post-Effective Amendment No. 3.

      (h)(2) Amendment No. 1 to Participation Agreement for American Enterprise Life Insurance Company. - Previously filed with Post-Effective Amendment No. 8.

      (h)(3) Participation Agreement for Connecticut General Life Insurance Company and amendment dated August 30, 1996 - Previously filed with Post-Effective Amendment No. 3.

      (h)(4) Participation Agreement for IL Annuity and Insurance Company-Previously filed with Post-Effective Amendment No. 2.

      (h)(5) Participation Agreement for Connecticut General Life Insurance Company (Separate Account T3)-Previously filed with Post-Effective Amendment No. 2.

      (h)(6) Fund Participation Agreement for CIGNA Life Insurance Company dated September 5, 1996 - Previously filed with Post-Effective Amendment No. 3.

      (h)(7) Amendment to Fund Participation Agreement for Connecticut General Life Insurance Company dated 4/23/97 - Previously filed with Post-Effective Amendment No. 5.

      (h)(8) Participation Agreement for Providentmutual Life dated 9/16/94 - Previously filed with Post-Effective Amendment No. 4.

      (h)(9) Participation Agreement for PRUCO Life Insurance Company of Arizona dated 7/1/96 - Previously filed with Post-Effective Amendment No. 4.

      (h)(10) Participation Agreement for PRUCO Life Insurance Company of New Jersey dated 1/1/97 - Previously filed with Post-Effective Amendment No. 4.

      (h)(11) Participation Agreement for Prudential Insurance Company of America - Previously filed with Post-Effective Amendment No. 4.

      (h)(12) Participation Agreement for MONY Life Insurance Company of America and The Mutual Life Insurance Company of New York dated as of September 16, 1994 - Previously filed with Post-Effective Amendment No. 7.

      (h)(13) Participation Agreement for ReliaStar Life Insurance Company dated August 8, 1997 - Previously filed with Post-Effective Amendment No. 7.

      (h)(14) Participation Agreement for ReliaStar Bankers Security Life Insurance Company dated August 8, 1997 - Previously filed with Post-Effective Amendment No. 7.

      (h)(15) Participation Agreement for Northern Life Insurance Company dated August 8, 1997 - Previously filed with Post-Effective Amendment No. 7.

      (h)(16) Participation Agreement for American Centurion Life Insurance Assurance Company - Previously filed with Post-Effective Amendment No. 7.

      (h)(17) Participation Agreement for Sun Life Assurance Company of Canada (U.S.) dated as of February 17, 1998 - Previously filed with Post-Effective Amendment No. 8.

      (h)(18) Participation Agreement for Transamerica Life Insurance Company of New York dated December 15, 1997 - Previously filed with Post-Effective Amendment No. 8.

      (h)(19) Participation Agreement for Transamerica Occidental Life Insurance Company dated December 15, 1997 - Previously filed with Post-Effective Amendment No. 8.

      (h)(20) Participation Agreement for Transamerica Life and Annuity Company dated December 15, 1997 - Previously filed with Post-Effective Amendment No. 8.

      (h)(21) Amendment No. 2 dated August 21, 1998 to Participation Agreement for American Enterprise Life Insurance Company, dated February 21, 1995. - Previously filed with Post Effective Amendment No. 9.


      (h)(22) Participation Agreement for Lincoln National Life Insurance, dated May 15, 1998 and amendment thereto dated October 7, 1998. - Previously filed with Post Effective Amendment No. 9.


      (h)(23) Participation Agreement for First Providian Life and Health Insurance Company, dated November 1, 1996. - Previously filed with Post Effective Amendment No. 9.


      (h)(24) Participation Agreement for Providian Life and Health Insurance Company, dated September 16, 1994. - Previously filed with Post Effective Amendment No. 9.


      (h)(25) Amendment dated September 1, 1998 to Participation Agreement of August 8, 1997 for ReliaStar Life Insurance Company of New York (formerly ReliaStar Bankers Life Insurance Company). - Previously filed with Post Effective Amendment No. 9.


      (h)(26) Amendment dated October 14, 1998 to Participation Agreement dated September 17, 1997 for American Centurion Life Insurance Company.
               - Previously filed with Post Effective Amendment No. 9.


      (h)(27) Amendment dated December 1, 1998 to Participation Agreement of February 17, 1998 for Sun Life Assurance Company of Canada (U.S.). - Previously filed with Post Effective Amendment No. 9.


      (h)(28) Participation Agreement for Travelers Insurance Company dated May 1, 1998. - Previously filed with Post Effective Amendment No. 9.


      (h)(29) Amendment dated January 1, 1999 to Participation Agreement with Transamerica Occidental Life Insurance Company.

      (h)(30) Amendment dated September 8, 1998 to Participation Agreement with Transamerica Life Insurance and Annuity Company.

      (i) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable - Previously filed with Post-Effective Amendment No. 3.

      (j)  Consent of Independent Accountants.

      (k)  Not Applicable.

      (l) Agreement relating to initial capital - Previously filed with Post-Effective Amendment No. 3.

      (m)  Not Applicable.

      (n)  Financial Data Schedules.

      (o)  Not Applicable.




ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           No person is presently controlled by or under common control with the Registrant.

ITEM 25.   INDEMNIFICATION

               Pursuant to Article V, Sec. 5.3 of the Registrant's Declaration of Trust, the Trustees shall provide for indemnification by the Trust of any present or former trustee, officer or agent in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being, or having been, a trustee, officer or agent of the Trust. The Trust By-Laws provide that, in other than derivative or shareholder suits, trustees, officers and/or agents will be indemnified against expenses of actions or omissions if the actions or omissions complained of were in good faith and reasonably believed to be in and not opposed to the best interests of the Trust, or, if a criminal action, the accused had no cause to believe his conduct was unlawful.

               In derivative and shareholder actions, such trustee, officer and/or agent shall be indemnified against expenses except where liability arises by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the Investment Company Act of 1940. Either Trustees not a party to the action, shareholders or independent legal counsel by written opinion may, in appropriate circumstances, decide questions of indemnification under the By-Laws.

               The Trust may purchase insurance insuring its officers and trustees against certain liabilities in their capacity as such, and insuring the Trust against any payments which it is obligated to make to such persons under any foregoing indemnification provisions.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

           See "Management of the Fund" in the Prospectus and "Investment Management and Other Services" in the Additional Statement regarding the business of the investment adviser. Set forth below is information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment adviser.

 Name & Current Position with OpCap     Other Business and Connections During
 Advisors                               the Past Two Years
 ----------------------------------     -------------------------------------

 Deborah Kaback, Secretary              Senior Vice President and Deputy
                                        General Counsel of Oppenheimer Capital;
                                        Secretary of OCC Distributors.


 Bernard H. Garil, President            Managing Director of Oppenheimer
                                        Capital; Director of Oppenheimer
                                        Capital Trust Company.

 Lawrence K. Becker, Treasurer and      Managing Director/Treasurer/Chief
 Chief Financial Officer                Financial Officer of Oppenheimer
                                        Capital; Treasurer and Chief Financial
                                        Officer of OCC Distributors

      The address of OpCap Advisors is 200 Liberty Street, New York, New York 10281.

ITEM 27.   PRINCIPAL UNDERWRITER

           (a) OCC Distributors acts as principal underwriter for the Registrant and OCC Cash Reserves, Inc.

           (b) Set forth below is certain information pertaining to the partners and officers of OCC Distributors, Registrant's Principal Underwriter; the Principal Business Address of EACH IS ONE WORLD FINANCIAL CENTER, NEW YORK, NEW YORK, 10281 EXCEPT FOR VALUE ADVISORS LLC WHOSE PRINCIPAL BUSINESS ADDRESS IS: 800 NEWPORT CENTER DRIVE, NEWPORT BEACH, CA 92660

                                Positions and Offices    Positions and Offices
 Name                           with Underwriter         with Registrant
 -------------------------      ---------------------    ---------------------

 Oppenheimer Capital            General Partner          None

 Value Advisors LLC             General Partner          None

 Everett Alcenat                Principal                None

 Lawrence K. Becker             Treasurer                None


 Deborah Kaback                 Secretary                Secretary



           (c) Not applicable.

ITEM 28.   LOCATION OF REQUIRED RECORDS -- RULE 31a-1
           (Except those maintained by Custodian and Transfer Agent)

           OpCap Advisors
           One World Financial Center
           New York, NY  10281

ITEM 29.   MANAGEMENT SERVICES

           Not Applicable.

ITEM 30.   UNDERTAKINGS

           (a) Not applicable.

           (b) Not applicable.

      (c) Registrant hereby undertakes to assist shareholder communication in accordance with the provisions of Section 16 of the Investment Company Act of 1940 and to call a meeting of shareholders for the purpose of voting upon the question of the removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest.

      (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge, if the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders.

                                      SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485
(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 16 day of April, 1999.

                                OCC ACCUMULATION TRUST

                                          s/Joseph M. La Motta
                                        ------------------------------
                                        Joseph M. La Motta, President

Attest:

 s/Deborah Kaback
--------------------------
Deborah Kaback, Secretary


      Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed below by the following persons in the capacities and on the date indicated:

                                OCC ACCUMULATION TRUST

                                                         DATE

 s/Joseph M. La Motta                                     April 16, 1999
----------------------------------------          -----------------------------
Joseph M. La Motta, President, Trustee


 s/Paul Y. Clinton                                        April 16, 1999
----------------------------------------          -----------------------------
Paul Y. Clinton, Trustee


 s/Thomas W. Courtney                                     April 16, 1999
----------------------------------------          -----------------------------
Thomas W. Courtney, Trustee


 s/Lacy B. Herrmann                                       April 16, 1999
----------------------------------------          -----------------------------
Lacy B. Herrmann, Trustee


 s/George Loft                                            April 16, 1999
----------------------------------------          -----------------------------
George Loft, Trustee


 s/Deborah Kaback                                         April 16, 1999
----------------------------------------          -----------------------------
Deborah Kaback, Secretary


 s/Richard Peteka                                         April 16, 1999
----------------------------------------          -----------------------------
Richard Peteka, Treasurer

                                OCC ACCUMULATION TRUST

                                  INDEX TO EXHIBITS







EXHIBIT NO.

               (h) (29) Amendment dated January 1, 1999 to Participation Agreement with Transamerica Occidental Life Insurance Company.


               (h) (30) Amendment dated September 8, 1998 to Participation Agreement with Transamerica Insurance and Annuity Company.


               (j) Consent of Independent Accountants


               (n)  Financial Data Schedules